UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________
Schedule 14A
________________
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐
Check the appropriate box:

☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
Crown Electrokinetics Corp.
(Name of Registrant as Specified In Its Charter)
_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CROWN ELECTROKINETICS CORP.
1110 NE Circle Blvd.
Corvallis, Oregon 97330
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held Friday, June 14, 2024 at 10:00AM eastern
TO THE STOCKHOLDERS OF CROWN ELECTROKINETICS CORP.:
Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Crown Electrokinetics Corp. (“Crown,” “we,” “us,” “our,” and the “Company”) will be held on Friday, June 14, 2024, at 10:00AM eastern, at the offices of Pryor Cashman LLP at 7 Times Square, New York, NY 10036, for the purposes of considering and acting on the following items:
1.      To elect five (5) persons to our Board of Directors, each to hold office until the 2025 annual meeting of stockholders and until their respective successors shall have been duly elected or appointed and qualify;
2.      To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
3.      To approve a reverse stock split of our Common Stock, par value $0.0001 per share (“Common Stock”), at a ratio of not more than 1-for-150 (the “Reverse Split Amendment”), such ratio to be determined by the Board of Directors on or prior to December 31, 2024, in its sole discretion;
4.      To approve our 2024 Employee Incentive Plan, as detailed in the accompanying proxy statement;
5.    To approve the issuance of shares of our Common Stock to an accredited investor (“Investor”) pursuant to an equity financing agreement between Investor and the Company (the “ELOC Agreement”); and
6.    To approve a private placement of certain pre-funded warrants to purchase Common Stock and warrants to purchase Common Stock to Investor;
7.    To approve the Second Amended and Restated Certificate of Designation of Series A Convertible Preferred Stock, as set forth in Annex A to the attached proxy statement, to: (i) remove certain dividend obligations of the Company, and (ii) reduce the price at which the Series A Convertible Preferred Stock may be converted into Common Stock at to $[____] per share;
8.    To approve the Second Amended and Restated Certificate of Designation of Series B Convertible Preferred Stock, as set forth in Annex B to the attached proxy statement, to: (i) remove certain dividend obligations of the Company, and (ii) reduce the price at which the Series B Convertible Preferred Stock may be converted into Common Stock at to $[____] per share;
9.    To approve the Amended and Restated Certificate of Designation of Series C Convertible Preferred Stock, as set forth in Annex C to the attached proxy statement, to: (i) remove certain dividend obligations of the Company, and (ii) reduce the price at which the Series C Convertible Preferred Stock may be converted into Common Stock at to $[____] per share; and
10.  Such other related matters and business as may properly come before the annual meeting or any adjournments or postponements thereof.
The enclosed Proxy Statement includes information relating to these proposals. Additional purposes of the Annual Meeting are to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Only holders of record of our Common Stock as of the close of business on May 14, 2024 are entitled to notice of, and to vote at, the Annual Meeting. The holders of at least a majority of our outstanding shares of voting stock entitled to vote and present in person or by proxy are required for a quorum. You may vote electronically through the Internet or by telephone. The instructions on your proxy card describe how to use these convenient services. Of course, if you prefer, you can vote by mail by completing your proxy card and returning it to us in the enclosed envelope.

By Order of the Board of Directors,
/s/ Douglas Croxall
Douglas Croxall
Chairman and Chief Executive Officer
[●], 2024
Los Angeles, California

OUR BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN OUR ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. ACCORDINGLY, PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES BY INTERNET, TELEPHONE OR MAIL. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY, IF YOU WISH, AND VOTE IN PERSON. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THIS PROXY STATEMENT.

CROWN ELECTROKINETICS CORP.
1110 NE Circle Blvd.
Corvallis, Oregon 97330
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held Friday, June 14, 2024 at 10:00AM eastern
ANNUAL MEETING AND PROXY SOLICITATION INFORMATION
General
This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board of Directors”) of Crown Electrokinetics Corp., a Delaware corporation (“Crown,” “we,” “us,” “our,” and the “Company”), for use at the Annual Meeting of Stockholders to be held on Friday, June 14, 2024, at 10:00AM eastern, at the offices of Pryor Cashman LLP at 7 Times Square, New York, NY 10036, and at any postponements or adjournments thereof (the “Annual Meeting”). This Proxy Statement, the Notice of Annual Meeting of Stockholders and the accompanying proxy cards are being mailed to stockholders on or about [●], 2024.
Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 14, 2024: The Proxy Statement and the Annual Report to Stockholders are available at https://crownek.com. We encourage you to review all of the important information contained in the proxy materials contained herein or accessed via our website before voting.
Solicitation and Voting Procedures
Solicitation.    The solicitation of proxies will be conducted by mail, and we will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of our shares entitled to vote at the Annual Meeting. We may conduct further solicitation personally, telephonically, electronically or by facsimile through our officers, directors and regular employees, none of whom would receive additional compensation for assisting with the solicitation. We do not intend, but reserve the right, to use the services of a third party solicitation firm to assist us in soliciting proxies.
Voting.    Stockholders of record may authorize the proxies named in the enclosed proxy cards to vote their shares in the following manner:
•        by mail, by marking the enclosed proxy card(s) applicable to you as the holder of shares of our Common Stock, par value $0.0001 per share (“Common Stock”) and/or our preferred stock, signing and dating it, and returning it in the postage-paid envelope provided;
•        by telephone, by dialing the toll-free telephone number 1-800-690-6903 from within the United States or Canada and following the instructions. Stockholders voting by telephone need not return the proxy card(s) applicable to them as the holder of shares of our Common Stock and/or our preferred stock; and
•        through the Internet, by accessing the World Wide Website address www.proxyvote.com. Stockholders voting by the Internet need not return the proxy card(s) applicable to them as the holder of shares of our Common Stock.
Revocability of Proxies.    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised in the same manner in which it was given, or by delivering to Joel Krutz, the Chief Financial Officer of Crown Electrokinetics Corp., at 1110 NE Circle Blvd., Corvallis, Oregon 97330, a written notice of revocation or a properly executed proxy bearing a later date, or by attending the Annual Meeting and giving notice of your intention to vote in person.

Voting Procedure.    The presence at the Annual Meeting of a majority of our outstanding shares of voting stock entitled to vote and represented either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The close of business on May 14, 2024 has been fixed as the record date (the “Record Date”) for determining the holders of shares of our Common Stock entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote on all matters.
As of the Record Date, there were [●] shares of Common Stock outstanding, which shares were entitled to an aggregate of [●] at the Annual Meeting. Under Delaware law, stockholders will not have appraisal or similar rights in connection with any proposal set forth in this Proxy Statement.
Votes will be tabulated by the persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting. Shares represented by a properly executed and delivered proxy will be voted at the Annual Meeting and, when instructions have been given by the stockholder, will be voted in accordance with those instructions. If no instructions are given, the shares will be voted FOR Proposal Nos. 1, 2, 3, 4, 5, 6, 7, 8, and 9, as applicable.
Abstentions and broker non-votes will each be counted as present for the purpose of determining whether a quorum is present at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of Proposal Nos. 1, 2, 4, 5, 6, 7, 8, and 9. Abstentions will have the effect of being cast “against” Proposal No. 3, but broker non-votes will have no effect on such proposal.
A broker non-vote occurs when a broker submits a proxy card with respect to shares of Common Stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, or other agent indicates on a proxy that it does not have discretionary authority to vote certain shares on a non-routine proposal, then those shares will be treated as broker non-votes. We believe that all proposals in this proxy statement, other than (i) the ratification of the independent registered public accounting firm (Proposal No. 2), and (ii) the approval of a reverse stock split of our Common Stock in a ratio of not more than 1-for-150, such ratio to be determined by the Board of Directors on or prior to December 31, 2024, in its sole discretion (Proposal No. 3) are non-routine proposals; therefore, your broker, bank or other agent will only be entitled to vote on Proposal Nos. 2 and 3 at the Annual Meeting without your instructions.
On each matter properly presented for consideration at the Annual Meeting, holders of Common Stock will be entitled to one vote for each share of Common Stock held. Stockholders do not have cumulative voting rights in the election of directors.
Vote Required.
For the election of directors (Proposal No. 1), the nominees who receive a plurality of votes from the shares present in person or by proxy and entitled to vote at the Annual Meeting will be elected.
For the approval of the ratification of our independent registered public accounting firm (Proposal No. 2), the approval of the 2024 Employee Incentive Plan (Proposal No. 4), the approval of the issuance of shares of our Common Stock to an accredited investor (“Investor”) pursuant to an equity financing agreement between Investor and the Company (the “ELOC Agreement”) (Proposal No. 5), the approval of a private placement of certain pre-funded warrants to purchase Common Stock and warrants to purchase Common Stock to Investor (Proposal No. 6), the approval of the Second Amended and Restated Certificate of Designation of Series A Convertible Preferred Stock, as set forth in Annex A (the “A&R Series A COD”) (Proposal No. 7), the approval of the Second Amended and Restated Certificate of Designation of Series B Convertible Preferred Stock, as set forth in Annex B (the “A&R Series B COD”) (Proposal No. 8), and the approval of the Amended and Restated Certificate of Designation of

Series C Convertible Preferred Stock, as set forth in Annex C (the “A&R Series C COD”) (Proposal No. 9), a majority of the votes cast (in person or by proxy) on the matter at the Annual Meeting is required.
For the approval of a reverse stock split of our Common Stock in a ratio of not more than 1-for-150, such ratio to be determined by the Board of Directors on or prior to December 31, 2024, in its sole discretion (Proposal No. 3), the vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting is required.

If any other matters are properly presented for consideration at the Annual Meeting, the persons named in the enclosed proxy will have discretion to vote on those matters in accordance with their best judgment.
Householding.    Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement or our annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: Crown Electrokinetics Corp., 1110 NE Circle Blvd., Corvallis, Oregon 97330, phone: +1 (213) 660-4250, Attention: Chief Financial Officer. If you want to receive separate copies of our annual report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
General
Our Bylaws (the “Bylaws”) provide that the Board of Directors of our Company shall consist of not less than one (1) member and not more than fifteen (15) members, as fixed by the Board of Directors. Currently, the Board of Directors consists of five (5) members.
At the Annual Meeting, five (5) directors are to be elected to serve until the 2025 annual meeting of our stockholders and until such directors’ respective successors are elected or appointed and qualify or until any such director’s earlier resignation or removal. The Board of Directors has nominated each of the persons listed below for election to the Board of Directors at the Annual Meeting. Each of the director nominees is currently a member of our Board of Directors.

Name	Age	Position	Director Since
Douglas Croxall	55	Chairman and Chief Executive Officer	2015
Daniel Marcus(1)(2)(3)	57	Director	2022
Dr. DJ Nag(1)(2)(3)	56	Director	2020
Scott Hobbs(1)(2)(3)	50	Director	2023
Joel Krutz	50	Chief Financial Officer, Chief Operating Officer, and Director	2023
____________
(1)      Member of Audit Committee.
(2)      Member of Compensation Committee.
(3)      Member of Governance and Nominating Committee.

Board Diversity Matrix (As of March 31, 2024)
Total Number of Directors: 5
	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	—	5	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	4	—	—
Two or More Races or Ethnicities	—	—	—	—

LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—
If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the current Board of Directors or the proxy holders to fill such vacancy or for the balance of those nominees named without the nomination of a substitute, or the size of the Board of Directors may be reduced in accordance with our Bylaws.
Nominees
Douglas Croxall.    Mr. Croxall is the Chief Executive Officer and Chairman of the Board of Directors of the Company. Prior to co-founding the Company, Mr. Croxall was the CEO and Chairman of the Board of Directors of Marathon Patent Group from November 2012 until December 2017. Mr. Croxall holds a BA degree from Purdue University and an MBA from Pepperdine University.
The Company’s Board of Directors believes that Mr. Croxall should continue to serve as a member of the Board of Directors due to his executive experience, and his financial, investment, and management experience, which will provide the requisite qualifications, skills, perspectives, and experience that make him well qualified.

Dr. DJ Nag. Dr. Nag has served as a member of the Company’s Board of Directors since July 2020. Dr. Nag is the Chief Investment Officer at Ventech Solutions, a healthcare technology company that manages quality data for the Center for Medicare and Medicaid Services (CMS). He has successfully led Ohio State University, Rutgers University and University of Nebraska’s technology transfer operations that included licensing, startup and investments. As an entrepreneur, he led a number of start-ups in the intellectual property strategy, artificial intelligence, and medical device space. As a consultant in patent monetization and intellectual property strategy, he has worked with many Fortune 500 companies, universities, and national governments. He was a Director of Ocean Tomo and a Vice President at ICAP Ocean Tomo, leading patent transaction markets. He was recognized as one of the top IP strategists by IAM300 in 2019. Dr. Nag was on the Board of the Association of University Technology Managers, Inc. (AUTM) from 2012 to 14, focused on educating the members around world on the importance of technology transfer and intellectual property. He is widely recognized as a global intellectual property strategist working with government and universities in Poland, Japan, India, Turkey, Brazil, South Korea, Ukraine and many other countries. Currently, he teaches intellectual property strategy and negotiations as a Professor of Practice at Rutgers University and a Visiting Professor at Shizuoka University. He volunteers as the first Executive-in-Residence at the Dublin City Schools, leading a startup academy for high school students and serves on the foundation board at the Dublin Methodist Hospital.
The Company’s Board of Directors believes that Dr. Nag should continue to serve as a member of the Board of Directors due to his executive, technological and intellectual property experience.
Daniel Marcus. Mr. Marcus has served as a member of the Company’s Board of Directors since October 2022. Mr. Marcus is the Principal and Founder of Marcus Capital. Prior to forming Marcus Capital in 2004, Mr. Marcus worked at Bear Stearns as a managing director and has over 25 years of investment experience. He earned his Bachelors of Business Degree in Economics from the University of Wisconsin-Madison. In addition to forming Marcus Capital, Mr. Marcus is a founding partner of Spark Ventures, a non-profit charitable organization. Mr. Marcus has been involved with various charities including 10 years as a Child Life Specialist at Children’s Memorial Hospital, Chicago and two years at The Night Ministry, working to serve homeless and runaway youth.
The Company’s Board of Directors believes that Mr. Marcus should continue to serve as a member of the Board of Directors due to his executive, financial and investment experience.

Scott Hobbs. Mr. Hobbs has served as a member of the Company’s Board of Directors since August 2023. Since June 2021, Mr. Hobbs has worked for Newmark as an office tenant representation broker in the Greater Dallas Area. He tracks office lease transactions (comps), building tenant stacks, current vacancies, lease roll & ‘ghost’ space, sublease space, state & municipal incentives, labor markets, and companies currently in the market for office space. He exclusively represents office tenants in all manner of transactions ranging from negotiated renewals, relocations, built-to-suit, sublease, expansion, contraction, building purchase, etc. Prior to joining Newmark, Mr. Hobbs was an Executive Director at Cushman Wakefield since July 2018. Prior to his role at Cushman Wakefield, Mr. Hobbs held a number of roles in the real estate industry. Before entering the real estate industry, Mr. Hobbs was a commissioned Navy SEAL Officer. A decorated combat veteran, Mr. Hobbs has circled the globe three times in the service of the United States Navy and Joint Special Operations Command. Mr. Hobbs earned a Bachelor of Business Administration degree from Texas A&M University.
The Company’s Board of Directors believes that Mr. Hobbs should continue to serve as a member of the Board of Directors due to his real estate, financial and investment experience.
Joel Krutz. Mr. Krutz has served as a member of the Company’s Board of Directors since August 2023. Mr. Krutz is currently the Chief Financial Officer and Chief Operating Officer of the Company. Mr. Krutz is an experienced executive in finance and operations, with a history in building and developing financial reporting. Most recently, Mr. Krutz had served as CFO for ViacomCBS Networks International (“VCNI”), the premium content companies international division since 2015. As CFO of VCNI, Mr. Krutz successfully steered the business through a transformational period of expansion, diversification, and growth. Prior to his role as CFO of VCNI, Mr. Krutz held a number of progressive London and New York based CFO and senior strategic finance roles for Viacom where he built and developed financial infrastructure to support businesses through a range of rapid growth, turnaround, and portfolio optimization challenges. Originally from New Zealand, Mr. Krutz received a Bachelor of Management Studies with an Accounting major from Waikato University, New Zealand. He obtained his professional CIMA qualification from the UK’s Association of Chartered Management Accountants, and CTAMU certification from Harvard Business School’s Executive program.
The Company’s Board of Directors believes that Mr. Krutz should continue to serve as a member of the Board of Directors due to his executive, financial and investment experience.
The above information is submitted concerning the nominees for election as directors based upon information received by us from such persons.
Vote Required and Board of Directors’ Recommendation
Assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the Annual Meeting, either in person or by proxy, is required for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will have no effect on the result of the vote.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” ALL OF THE NOMINEES NAMED IN PROPOSAL NO. 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth certain information regarding the ownership of our Common Stock as of May 14, 2024 (the “Determination Date”) by: (i) each current director of our company and each director nominee; (ii) each of our Named Executive Officers; (iii) all current executive officers and directors of our company as a group; and (iv) all those known by us to be beneficial owners of more than five percent (5%) of our Common Stock.
Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. Under these rules, beneficial ownership generally includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares that an individual or entity has the right to acquire beneficial ownership of within 60 days of the Determination Date, through the exercise of any option, warrant or similar right (such instruments being deemed to be “presently exercisable”). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our Common Stock that could be issued upon the exercise of presently exercisable options and warrants are considered to be outstanding. These shares, however, are not considered outstanding as of the Determination Date when computing the percentage ownership of each other person.
To our knowledge, except as indicated in the footnotes to the following table, and subject to state community property laws where applicable, all beneficial owners named in the following table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise indicated, the business address of each person in the table below is c/o Crown Electrokinetics Corp., at 1110 NE Circle Blvd., Corvallis, Oregon 97330. No shares identified below are subject to a pledge.

Common Stock Beneficially Owned
Name of Beneficial Owner and Address	Shares	%(1)
Officers and Directors
Croxall Family Trust(2)	[●]	[●]	%
Timothy Koch(3)	[●]	[●]
Joel Krutz(4)	[●]	[●]
Dr. DJ Nag(5)	[●]	[●]
Daniel Marcus	[●]	[●]
Scott Hobbs	[●]	[●]
All current officers and directors as a group (6 persons)	[●]	[●]	%

*	Less than 1.0%

(1)	Based upon [●] shares of Common Stock outstanding on the Determination Date.
(2)	Includes options to purchase [●] shares of our Common Stock and [●] vested restricted stock units.
(3)	Includes options to purchase [●] shares of our Common Stock and [●] vested restricted stock units.
(4)	Includes options to purchase [●] shares of our Common Stock and [●] vested restricted stock units.
(5)	Includes options to purchase [●] shares of our Common Stock and [●] vested restricted stock units.
From time to time, the number of our shares held in the “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares of our Common Stock outstanding.

Biographical Information Concerning Executive Officers
Biographical information concerning Mr. Croxall and Mr. Krutz, who each also serve as members of our Board of Directors, is set forth above. Biographical information concerning our Chief Technology Officer is set forth below.
Timothy Koch is our Chief Technology Officer. Prior to co-founding Crown, he was in charge of the R&D team at HP that invented electrokinetic (EK) technology. He has over 30 years of engineering and management experience in both technology development and product manufacturing. He holds a BS from Cornell University and a MS from Stanford University, both degrees in Material Science & Engineering. He has also completed an Executive Development Program from the Cornell University Johnson Graduate School of Management.
Director’s Qualifications
In selecting a particular candidate to serve on our Board of Directors, we consider the needs of our company based on particular experiences, qualifications, attributes and skills that we believe would be advantageous for our Board members to have and would qualify such candidate to serve on our Board given our business profile and the environment in which we operate. The table below sets forth such experiences, qualifications, attributes and skills, and identifies the ones that each director nominee possess.

Attributes	Mr. Croxall	Dr. Nag	Mr. Marcus	Mr. Hobbs	Mr. Krutz
Financial Experience	X	X	X	X	X
Public Board Experience	X	X
Industry Experience	X	X		X	X
Scientific Experience		X
Commercial Experience	X			X	X
Corporate Governance Experience	X		X		X
Capital Markets Experience	X		X		X
Management Experience	X	X	X	X	X
Arrangements Regarding Director Nominations
There are no arrangements regarding the nomination of our directors.
Code of Ethics
We have adopted a Code of Ethics and Business Conduct which is applicable to the conduct of our directors, officers and employees, including our CEO, CFO and persons performing similar functions. A copy of our Code of Business Conduct and Ethics has been filed with the Securities and Exchange Commission as an exhibit to our company’s Registration Statement on Form S-1 filed June 28, 2019.
Family Relationships
There are no familial relationships between any of our executive officers and directors.
Director or Officer Involvement in Certain Legal Proceedings
Our directors and executive officers were not involved in any legal proceedings as described in Item 401(f) of Regulation S-K in the past ten years.

Independence of the Board of Directors
The Board of Directors utilizes Nasdaq’s standards for determining the independence of its members. In applying these standards, the Board of Directors considers commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others, in assessing the independence of directors, and must disclose any basis for determining that a relationship is not material. The Board of Directors has determined that the following three (3) director nominees, Dr. DJ Nag, Daniel Marcus, and Scott Hobbs, are independent directors within the meaning of the Nasdaq independence standards. In making these independence determinations, the Board of Directors did not exclude from consideration as immaterial any relationship potentially compromising the independence of any of the above directors.

Meetings of the Board of Directors
The Board of Directors held 16 meetings during our 2023 fiscal year. During our 2023 fiscal year, each member of our Board of Directors attended more than 75% of the aggregate number of meetings of the Board of Directors that were held during the time that they served as members of the Board of Directors. We do not have a formal policy regarding attendance by members of the Board of Directors at the annual meeting of stockholders, but we strongly encourage all members of the Board of Directors to attend our annual meetings and expect such attendance except in the event of extraordinary circumstances.
Committees of the Board of Directors
The Board of Directors has established and currently maintains the following three standing committees: the Audit Committee, the Compensation Committee, and the Governance and Nominating and Committee (the “G&NC”).
Currently, the Audit Committee consists of Mr. Marcus (Chair), Dr. Nag, and Mr. Hobbs, the Compensation Committee consists of Mr. Marcus (Chair), Dr. Nag and Mr. Hobbs, and the G&NC consists of Dr. Nag (Chair). Mr. Marcus, and Mr. Hobbs. It is anticipated that, following the Annual Meeting, the committee members will remain the same. During the 2023 fiscal year, the Audit Committee held 3 meetings, the Compensation Committee held 4 meetings, and the G&NC held no meetings. Each member of our board of directors attended at least 75% of the meetings that were held during the periods when they served as members of such committee.
Audit Committee.    Among other functions, the Audit Committee authorizes and approves the engagement of the independent registered public accounting firm, reviews the results and scope of the audit and other services provided by the independent registered public accounting firm, reviews our financial statements, reviews and evaluates our internal control functions, approves or establishes pre-approval policies and procedures for all professional audit and permissible non-audit services provided by the independent registered public accounting firm and reviews and approves any proposed related party transactions. The Board of Directors has determined that each of the current members of the Audit Committee is an independent director within the meaning of the Nasdaq independence standards and Rule 10A-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Board of Directors has determined that Mr. Marcus qualifies as an Audit Committee Financial Expert under applicable SEC Rules and that each of the members of the Audit Committee satisfies the Nasdaq standards of financial literacy and financial or accounting expertise or experience.
Compensation Committee.    The Compensation Committee’s functions include reviewing and approving the compensation and benefits for our executive officers, administering our equity compensation plans and making recommendations to the Board of Directors regarding these matters. Neither the Compensation Committee nor the Board of Directors retained any consultants to assist in the review and approval of the compensation and benefits for the executive officers of our company during our 2023 fiscal year. The Board of Directors has determined that each current member of the Compensation Committee is an independent director within the meaning of the Nasdaq independence standards.
Governance and Nominating Committee.    The G&NC searches for and recommends to the Board of Directors potential nominees for director positions and makes recommendations to the Board of Directors regarding the size, composition and compensation of the Board of Directors and its committees. The Board of Directors has determined that each current member of the G&NC is an independent director within the meaning of the Nasdaq independence standards.

Selection of Board Candidates
In selecting candidates for the Board of Directors, the Board of Directors (or, as used throughout this section, the G&NC, as applicable) begins by determining whether the incumbent directors whose terms expire at the annual meeting of stockholders desire and are qualified to continue their service on the Board of Directors. If there are positions on the Board of Directors for which the Board of Directors will not be re-nominating an incumbent director, or if there is a vacancy on the Board of Directors, the Board of Directors will solicit recommendations for nominees from persons whom the Board of Directors believes are likely to be familiar with qualified candidates, including members of our Board of Directors and our senior management. The Board of Directors may also engage a search firm to assist in the identification of qualified candidates. The Board will review and evaluate those candidates whom it believes merit serious consideration, taking into account all available information concerning the candidate, the existing composition and mix of talent and expertise on the Board of Directors and other factors that it deems relevant. In conducting its review and evaluation, the Board of Directors may solicit the views of management and other members of the Board of Directors, and may conduct interviews of proposed candidates.
The Board of Directors generally requires that all candidates for the Board of Directors be of the highest personal and professional integrity and have demonstrated exceptional ability and judgment. The Board of Directors will consider whether such candidate will be effective, in conjunction with the other members of the Board of Directors, in collectively serving the long-term interests of our stockholders. In addition, the Board of Directors requires that all candidates have no interests that materially conflict with our interests and those of our stockholders, have meaningful management, advisory or policy making experience, have a general appreciation of the major business issues facing us and have adequate time to devote to service on the Board of Directors.
The Board of Directors will consider stockholder recommendations for nominees to fill director positions, provided that Board of Directors will not entertain stockholder nominations from stockholders who do not meet the eligibility criteria for submission of stockholder proposals under Rule 14a-8 of Regulation 14A under the Exchange Act. Stockholders may submit written recommendations for nominees to the Board of Directors, together with appropriate biographical information and qualifications of such nominees as required by our Bylaws, to our Secretary following the same procedures as described in “Stockholder Communications” in this Proxy Statement. In order for a nominee for directorship submitted by a stockholder to be considered, such recommendation must be received by the Secretary by the time period set forth in our most recent proxy statement for the submission of stockholder proposals under Rule 14a-8 of Regulation 14A under the Exchange Act. The Secretary shall then deliver any such communications to the Chairman of the Board of Directors or the G&NC, as applicable. The Board of Directors will evaluate stockholder recommendations for candidates for the Board of Directors using the same criteria as for other candidates, except that the Board of Directors may consider, as one of the factors in its evaluation of stockholder recommended candidates, the size and duration of the interest of the recommending stockholder or stockholder group in our equity.
Board Leadership Structure and Role in Risk Oversight
Our Board of Directors is currently chaired by Mr. Croxall, who also serves as our Chief Executive Officer, having been engaged in such roles since the Company’s inception. The Board of Directors does not believe that it is appropriate to prohibit one person from serving as both Chairman of the Board of Directors and Chief Executive Officer. Our Board of Directors will continually evaluate our leadership structure and could in the future decide to separate the Chairman and Chief Executive Officer positions if it believes that doing so would serve the best interests of our company and its stockholders.
The Board of Directors has not named a lead independent director. However, to strengthen the voice of our independent directors, we provide that such directors meet on a regular basis, and we have provided that all of the members of the Audit Committee, the Compensation Committee and the G&NC are independent.
Our Board of Directors and the Audit Committee thereof is responsible for overseeing the risk management processes on behalf of our company. The Board of Directors and, to the extent applicable, the Audit Committee, receive and review periodic reports from management, auditors, legal counsel and others, as considered appropriate regarding our company’s assessment of risks. Where applicable, the Audit Committee reports regularly to the full Board of Directors with respect to risk management processes. The Audit Committee and the full Board of Directors focus on the most significant risks facing our company and our company’s general risk management strategy, and also ensure that risks undertaken by our company are consistent with the Board of Directors’ appetite for risk. While the Board of Directors oversees the risk management of our company, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our company and that our Board of Directors’ leadership structure supports this approach.

Stockholder Communications
All stockholder communications must: (i) be addressed to our Secretary or Board of Directors at our address; (ii) be in writing in print and delivered in person or by first class United States mail postage prepaid or by reputable overnight delivery service; (iii) be signed by the stockholder sending the communication; (iv) indicate whether the communication is intended for the entire Board of Directors, a committee thereof, or the independent directors; (v) if the communication relates to a stockholder proposal or director nominee, the name and address of the stockholder, the number of shares and class of held by the stockholder, any voting rights with respect to shares not beneficially owned and other ownership or voting interests in our shares, whether economic or otherwise, the length of time such shares have been held, and the stockholder’s intention to hold or dispose of such shares, provided that we will not entertain stockholder proposals or stockholder nominations from stockholders who do not meet the eligibility and procedural criteria for submission of stockholder proposals under Rule 14a-8 of Regulation 14A under the Exchange Act; and (vi) if the communication relates to a director nominee being recommended by the stockholder, must include appropriate biographical information of the candidate as is required by our Bylaws.
Upon receipt of a stockholder communication that is compliant with the requirements identified above, the Secretary shall promptly deliver such communication to the appropriate member(s) of the Board of Directors or committee member(s) identified by the stockholder as the intended recipient of such communication by forwarding the communication to either the chairman of the Board of Directors with a copy to the Chief Executive Officer, the chairman of the applicable committee, or to each of the independent directors, as the case may be.
The Chief Executive Officer may, in his sole discretion and acting in good faith, provide copies of any such stockholder communication to any one or more of our directors and executive officers, except that in processing any stockholder communication addressed to the independent directors, the Chief Executive Officer may not copy any member of management in forwarding such communications. In addition, the Chief Executive Officer may, in his sole discretion and acting in good faith, not forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for consideration by the intended recipient and any such correspondence may be forwarded elsewhere in our company for review and possible response.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Approval for Related Party Transactions
It is our practice and policy to comply with all applicable laws, rules and regulations regarding related-person transactions. Our Code of Ethics and Business Conduct requires that all employees, including officers and directors, disclose to the Chief Executive Officer the nature of any company business that is conducted with any related party of such employee, officer or director (including any immediate family member of such employee, officer or director, and any entity owned or controlled by such persons). If the transaction involves an officer or director of our company, the Chief Executive Officer must bring the transaction to the attention of the Audit Committee, which must review and approve the transaction in advance. In considering such transactions, the Audit Committee takes into account the relevant available facts and circumstances.
Related Party Transactions
We have not engaged in any related party transactions in the last three years.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We have appointed Marcum LLP (“Marcum”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Marcum has served as our independent registered public accounting firm since 2017.
In the event that ratification of this appointment of independent registered public accounting firm is not approved by the affirmative vote of a majority of votes cast on the matter, then the appointment of our independent registered public accounting firm will be reconsidered by us.
Your ratification of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2025 does not preclude us from terminating our engagement of Marcum and retaining a new independent registered public accounting firm, if we determine that such an action would be in our best interest.

The following table sets forth fees billed to us by Marcum (in thousands) for the year ended December 31, 2023 and the year ended December 31, 2022 for (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services rendered that are reasonably related to the performance of the audit or review of our financial statements that are not reported as Audit Fees, and (iii) services rendered in connection with tax preparation, compliance, advice and assistance.

SERVICES	Year Ended December 31, 2023	Year Ended December 31, 2022
Audit fees	$553	$207
Tax fees	18	17
All other fees	17	90
Total fees	$588	$314

Audit fees represent amounts billed for professional services rendered for the audit of our annual financial statements and the review of our interim financial statements. Before our independent accountants were engaged to render these services, their engagement was approved by our Board of Directors.

Pre-Approval Policies and Procedures
The Audit Committee has the authority to appoint or replace our independent registered public accounting firm (subject, if applicable, to stockholder ratification). The Audit Committee is also responsible for the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent registered public accounting firm was engaged by, and reports directly to, the Audit Committee.
The Audit Committee pre-approves all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and Rule 2-01(c)(7)(i)(C) of Regulation S-X, provided that all such excepted services are subsequently approved prior to the completion of the audit. We have complied with the procedures set forth above, and the Audit Committee has otherwise complied with the provisions of its charter.

Vote Required and Board of Directors’ Recommendation
Assuming a quorum is present, a majority of the votes cast (in person or by proxy) on the matter at the Annual Meeting is required. For purposes of the ratification of our independent registered public accounting firm, abstentions and broker non-votes will have no effect on the result of the vote.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” PROPOSAL NO. 2.

PROPOSAL NO. 3
PROPOSAL TO APPROVE REVERSE STOCK SPLIT OF OUR COMMON STOCK IN A RATIO OF NOT MORE THAN 1-FOR-150
General Description of Corporate Action
On May 9, 2024, the Board of Directors approved the proposal to amend our Certificate of Incorporation, to enable a potential reverse split (the “Reverse Split”) of our outstanding shares of Common Stock within a ratio of not less than 1-for-2 and not more than 1-for-150 to be selected at the discretion of our Board of Directors. Stockholder approval of this proposal will authorize our Board of Directors, in its sole discretion, to determine whether to effect the Reverse Split and to set the exact ratio within the range at which the Reverse Split will be effected, at any time prior to December 31, 2024. Our Board of Directors believes that approval of this proposal to effect the Reverse Split and to determine the ratio as opposed to approval of an immediate reverse stock split at a specific ratio, and to effect such reverse stock split at any time prior to December 31, 2024, will provide our Board of Directors with maximum flexibility to react to current market conditions and therefore to achieve the purposes of the Reverse Split, if implemented, and to act in the best interests of our stockholders.
Effecting the Reverse Split requires that our Certificate of Incorporation be amended. If approved, the Reverse Split will be effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation, in the form attached to this proxy statement as Annex D (the “Certificate of Amendment”), with the Secretary of State of Delaware, with such filing to occur, if at all, at the sole discretion of the Board of Directors.
Reasons for Approving the Reverse Split
The intention of the Board of Directors in obtaining approval for the authority to effect a Reverse Split would be to increase the stock price of our Common Stock sufficiently above the $1.00 minimum bid price requirement to regain its listing on the Nasdaq Capital Market (“Nasdaq”). The Board of Directors, in its sole discretion, can elect to abandon the Reverse Split in its entirety at any time.
One principal effect of the Reverse Split would be to decrease the number of outstanding shares of our Common Stock as described below. Except for de minimus adjustments that may result from the treatment of fractional shares as described below, the Reverse Split will not have any dilutive effect on our stockholders (whether such stockholders hold Common Stock) since each stockholder would hold the same percentage of our Common Stock (in hand or on an as converted basis) outstanding immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares would not be affected by the Reverse Split.
General Effect of the Reverse Split
The table below shows the effect of the Reverse Split, combined with the effect of the Authorized Shares Increase, on the Common Stock issued and outstanding as of the date hereof, assuming an exchange ratio of each of 1:50, 1:100 and 1:150, respectively, for the Reverse Split.
The columns labeled “After Reverse Split” in the table do not reflect the adjustments that will result from the issuance of additional shares to certain holders to round up their fractional shares. The Company cannot calculate at this time the number of whole shares that will be issued in lieu of fractions as a result of the Reverse Split.

Shares of Common Stock	Prior to Reverse Split	After Reverse Split (1 for 50)	After Reverse Split (1 for 100)	After Reverse Split (1 for 150)
Authorized	800,000,000	800,000,000	800,000,000	800,000,000

Issued and outstanding	[●]	[●]	[●]	[●]
Reserved for future issuance	[●]	[●]	[●]	[●]
Available for issuance	[●]	[●]	[●]	[●]

Reasons for the Reverse Split; Nasdaq Requirements for Continued Listing
The Board of Directors’ primary objective in proposing a potential Reverse Split is to raise the per share trading price of our Common Stock. Our Common Stock currently trades on Nasdaq under the symbol “CRKN.”
On October 19, 2023, we received a deficiency notice from Nasdaq informing us that our Common Stock failed to comply with the $1 minimum bid price required for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”) based upon the closing bid price of the Common Stock for the 30 consecutive business days prior to the date of the notice from Nasdaq. To regain compliance, the minimum bid price of the Common Stock was required to meet or exceed $1.00 per share for a minimum of ten consecutive trading days at any time prior to April 16, 2024.
On March 4, 2024, we received another letter from Nasdaq (the “March Notice”) notifying us that the bid price for our Common Stock had closed below $0.10 for the 10-consecutive trading day period ended March 1, 2024 and, accordingly, we are subject to the provisions contemplated under Nasdaq Listing Rule 5810(c)(3)(A)(iii) (the “Low Priced Stock Rule”). As a result, Nasdaq indicated that our securities would be delisted from Nasdaq unless we timely requested a hearing before the Nasdaq Hearings Panel (the “Panel”).
We timely requested a hearing before the Panel, which stayed any further action by Nasdaq at least until the hearing is held and any extension period that may be granted by the Panel expires. In addition, we had not regained compliance with the Bid Price Rule as of April 16, 2024. A hearing before the Panel occurred on May 7, 2024.
To regain compliance with the Bid Price Rule, among other things, the bid price of our Common Stock must close at or above $1.00 per share for a minimum of ten consecutive business days. In the event that our Common Stock is delisted by Nasdaq, our Common Stock would likely trade on the over-the-counter market. If our shares were to trade on the over-the-counter market, selling our common shares could be more difficult because smaller quantities of shares would likely be bought and sold, and transactions could be delayed. In addition, in the event our common shares are delisted, broker-dealers have certain regulatory burdens imposed upon them, which may discourage broker-dealers from effecting transactions in our common shares, further limiting the liquidity of our common shares. These factors could result in lower prices and larger spreads in the bid and ask prices for common shares. Such potential delisting from the Nasdaq and continued or further declines in our share price could also greatly impair our ability to raise additional necessary capital through equity or debt financing.
Our Board of Directors believes that the Reverse Split and any resulting increase in the per share price of our Common Stock will enhance the acceptability and marketability of our Common Stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our Common Stock, although we have not been told by them that is the reason for not investing in our Common Stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our Common Stock.
We cannot assure you that the Reverse Split will have any of the desired effects described above. More specifically, we cannot assure you that after the Reverse Split the market price of our Common Stock will increase proportionately to reflect the ratio for the Reverse Split, that the market price of our Common Stock will not decrease to its pre-split level, that our market capitalization will be equal to the market capitalization before the Reverse Split, or that we will be able to maintain our listing on Nasdaq.
Potential Disadvantages of the Reverse Split
As noted above, the principal purpose of the Reverse Split would be to help increase the per share market price of our Common Stock by up to a factor of at least 150. We cannot assure you, however, that the Reverse Split will accomplish this objective for any meaningful period of time. While we expect that the reduction in the number of outstanding shares of Common Stock will increase the market price of our Common Stock, we cannot assure you that the Reverse Split will increase the market price of our Common Stock by a multiple equal to the number of pre-split shares, or result in any permanent increase in the market price of our Common Stock, which is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Split, then the value of our Company as measured by our stock capitalization will be reduced, perhaps significantly.
The number of shares held by each individual holder of Common Stock would be reduced if the Reverse Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing holders of Common Stock in the event they wish to sell all or a portion of their position.
Although our Board of Directors believes that the decrease in the number of shares of our Common Stock outstanding as a consequence of the Reverse Split and the anticipated increase in the market price of our Common Stock could encourage interest in our Common Stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split.
Effecting the Reverse Split
Upon receipt of stockholder approval for the Reverse Split Proposal, if our Board of Directors concludes that it is in the best interests of our Company and our stockholders to effect the Reverse Split, the Certificate of Amendment will be filed with the Secretary of State of Delaware. The actual timing of the filing of the Certificate of Amendment with the Secretary of State of Delaware to effect the Reverse Split will be determined by our Board of Directors. In addition, if for any reason our Board of Directors deems it advisable to do so, the Reverse Split may be abandoned at any time prior to the filing of the Certificate of Amendment, without further action by our stockholders. In addition, our Board of Directors may deem it advisable to effect the Reverse Split even if the price of our Common Stock is above $1.00 at the time the Reverse Split is to be effected. The Reverse Split will be effective as of the date of filing of the Certificate of Amendment with the Secretary of State of the State of Delaware (the “Effective Time”).
Upon the filing of the Certificate of Amendment, without further action on our part or our stockholders, the outstanding shares of Common Stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of Common Stock based on a Reverse Split ratio as determined by the Board.
Effect on Outstanding Shares, Options and Certain Other Securities
If the Reverse Split is implemented, the number of shares our Common Stock owned by each stockholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of our Common Stock owned by each stockholder will remain unchanged except for any de minimus change resulting from rounding up to the nearest number of whole shares so that we are not obligated to issue cash in lieu of any fractional shares that such stockholder would have received as a result of the Reverse Split. The number of shares of our Common Stock that may be purchased upon exercise of outstanding options or other securities convertible into, or exercisable or exchangeable for, shares of our Common Stock, and the exercise or conversion prices for these securities, will also be ratably adjusted in accordance with their terms as of the Effective Time.
Effect on Registration
Our Common Stock is currently registered under the Securities Act of 1933, as amended, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Split will not affect the registration of our Common Stock.
Fractional Shares; Exchange of Stock Certificates
Our Board of Directors does not currently intend to issue fractional shares in connection with the Reverse Split. Therefore, we do not expect to issue certificates representing fractional shares. In lieu of any fractional shares, we will issue to stockholders of record who would otherwise hold a fractional share because the number of shares of Common Stock they hold of record before the Reverse Split is not evenly divisible by the Reverse Split ratio that number of shares of Common Stock as rounded up to the nearest whole share. No stockholders will receive cash in lieu of fractional shares.

We do not expect the Reverse Split and the rounding up of fractional shares to whole shares to result in a significant reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Split.
On or after the Effective Time, we will mail a letter of transmittal to each stockholder. Each stockholder will be able to obtain a certificate evidencing his, her or its post-Reverse Split shares only by sending the exchange agent (who will be our transfer agent) the stockholder’s old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. Stockholders will not receive certificates for post-Reverse Split shares unless and until their old certificates are surrendered. Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder, if elected in the letter of transmittal, a new stock certificate after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s). A stockholder that surrenders his, her or its old stock certificate(s) but does not elect to receive a new stock certificate in the letter of transmittal will be deemed to have requested to hold that stockholder’s shares electronically in book-entry form with our transfer agent.
Certain of our registered holders of Common Stock hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, the stockholder may return a properly executed and completed letter of transmittal.
Stockholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees.
Stockholders will not have to pay any service charges in connection with the exchange of their certificates.
Authorized Shares
If and when our Board of Directors elects to effect the Reverse Split, the Certificate of Amendment will not reduce the authorized number of shares of our capital stock.

In accordance with our Certificate of Incorporation, and Delaware law, our stockholders do not have any preemptive rights to purchase or subscribe for any of our unissued or treasury shares.
Anti-Takeover and Dilutive Effects
The authorized Common Stock will not be diluted as a result of the Reverse Split. The Common Stock that is authorized but unissued provides the Board with flexibility to effect among other transactions, public or private financings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board of Directors, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Certificate of Amendment would continue to give our Board of Directors authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or regulations. The Certificate of Amendment is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board of Directors have any present intent to use the authorized but unissued Common Stock or preferred stock to impede a takeover attempt. There are no plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects.
Accounting Consequences
As of the Effective Time, the stated capital attributable to Common Stock on our balance sheet will be reduced proportionately based on the Reverse Split ratio that is determined by the Board of Directors (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of our Common Stock outstanding.

Federal Income Tax Consequences
The following discussion is a summary of the U.S. federal income tax consequences of the Reverse Split generally applicable to U.S. holders (as defined below) of our Common Stock, and is based upon U.S. federal income tax law and relevant interpretations thereof in effect as of the date of this proxy statement, all of which are subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation that may be important to you in light of your individual circumstances, including if you are subject to special tax rules that apply to certain types of investors (e.g., financial institutions, insurance companies, broker-dealers, partnerships or other pass-through entities for U.S. federal income tax purposes, tax-exempt organizations (including private foundations), taxpayers that have elected mark-to-market tax accounting, S corporations, regulated investment companies, real estate investment trusts, investors that will hold our securities as part of a straddle, hedge, conversion, or other integrated transaction for U.S. federal income tax purposes, or investors that have a functional currency other than the U.S. dollar), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss other U.S. federal tax consequences (e.g., estate or gift tax), any state, local, or non-U.S. tax considerations, the Medicare tax on certain investment income or the alternative minimum tax.
This summary is limited to U.S. holders that hold our Common Stock as “capital assets” (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”). We have not sought, and will not seek, a ruling from the Internal Revenue Service (the “IRS”) regarding any matter discussed herein, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.
For purposes of this summary, a “U.S. holder” is a beneficial holder of Common Stock who or that, for U.S. federal income tax purposes, is:
•        an individual who is a United States citizen or resident of the United States;

•        a corporation or other entity treated as a corporation for United States federal income tax purposes that is created or organized (or treated as created or organized) in or under the laws of the United States or any state or political subdivision thereof;
•        an estate the income of which is subject to United States federal income taxation regardless of its source; or
•        a trust if (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) it has in effect a valid election under applicable Treasury regulations to be treated as a United States person.
If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Split.
Each stockholder should consult his, her or its own tax advisor regarding the U.S. federal, state, local and foreign income and other tax consequences of the Reverse Split.
The Reverse Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, no gain or loss should be recognized by a U.S. holder upon the Reverse Split. Accordingly, the aggregate tax basis in the Common Stock received pursuant to the Reverse Split should equal the aggregate tax basis in the Common Stock surrendered and the holding period for the Common Stock received should include the holding period for the Common Stock surrendered.

Vote Required and Board of Directors’ Recommendation
Assuming a quorum is present, the affirmative vote of the outstanding shares of Common Stock entitled to vote, is required for approval of this Proposal No. 3. For purposes of the approval of Proposal No. 3, abstentions will have the same effect as a vote against this proposal, and broker non-votes will have no effect on the result of the vote.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” PROPOSAL NO. 3.

PROPOSAL NO. 4
PROPOSAL TO APPROVE 2024 EMPLOYEE INCENTIVE PLAN
On May 9, 2024, our Board of Directors approved the adoption, subject to stockholder approval at the Annual Meeting, of the Crown Electrokinetics Corp 2024 Employee Incentive Plan (the “2024 Plan”). As part of this process, our Board of Directors reviewed the number of shares available under the Crown Electrokinetics Corp 2022 Employee Incentive Plan (the “2022 Plan”), and determined that the approximately 824,914 shares available for grant thereunder represented an insufficient number of shares to enable us to provide sufficient future grants of stock options or other stock awards, as we seek to expand our business operations.
As a result, our Board of Directors believes that the adoption of the 2024 Plan is necessary and in the best interests of our company and its long-term strategic growth to permit us to continue to attract, retain and motivate officers, employees, non-employee directors and consultants.
Potentially all of our employees, officers, directors and consultants will be eligible to participate in the 2024 Plan. Because participation in, and the types of awards that may be made under, the 2024 Plan are subject to the discretion of the Compensation Committee (or the Board, as applicable), we cannot determine the dollar value or number of shares of Common Stock that will in the future be received by or allocated to any participant or groups of participants, including our directors, executive officers and other employees. As of May 10, 2024, there were approximately 4 executive officers and approximately 3 non-employee directors of our company who will be eligible to participate in the 2024 Plan. During the 2023 fiscal year, we granted options to purchase up to an aggregate of 0 shares of Common Stock to our executive officers as a group, and granted 1,651,512 restricted stock units (RSUs) to our executive officers as a group. During the 2023 fiscal year we also granted options to purchase up to an aggregate of 0 shares of Common Stock to our non-employee directors as a group and granted 120,833 RSUs to our non-employee directors as a group, and options to purchase up to 225,000 shares of our Common Stock to our employees (other than our executive officers) as a group and granted 220,000 RSUs to our non-employee directors as a group.
The following is a brief description of the 2024 Plan. The full text of the 2024 Plan is attached as Annex E to this Proxy Statement, and the following description is qualified in its entirety by reference thereto. We urge you to read the 2024 Plan document carefully for a complete statement of the provisions summarized herein.
Purpose
The purpose of the 2024 Plan is to further and promote the interests of our company, its subsidiaries and its stockholders by enabling our company and its subsidiaries to attract, retain and motivate employees, directors and consultants or those who will become employees, directors or consultants of the company and/or its subsidiaries, and to align the interests of those individuals and our stockholders. To do this, the 2024 Plan offers performance-based incentive awards and equity-based opportunities providing employees, directors and consultants with a proprietary interest in maximizing the growth, profitability and overall success of our company and/or its subsidiaries.
Number of Shares
The maximum number of shares of our Common Stock as to which awards may be granted under the 2024 Plan may not exceed 19,000,000 shares (the “Initial Share Limit”), which amount is subject to proportional adjustment as determined by our Board of Directors to reflect certain stock changes, such as stock dividends and stock splits (see “Recapitalization Adjustments” below).
Notwithstanding the foregoing, (a) the total number of shares of Common Stock that may be delivered pursuant to awards under the 2024 Plan shall automatically increase on the first trading day of each calendar quarter, beginning with the calendar quarter commencing on July 1, 2024, by such number of shares of Common Stock as are necessary so that the total number of shares reserved for issuance under the 2024 Plan shall be equal to 19.9% of the total number of outstanding shares of Common Stock, determined on a fully diluted basis as of the applicable trading date (the “Stipulated Percentage”); (b) our Board of Directors may act prior to the first day of a given calendar quarter to provide that (i) there will be no such automatic quarterly increase in the number of shares reserved for issuance under the 2024 Plan or (ii) the increase in the number of shares for such calendar quarter will be a lesser number of shares than necessary to maintain the Stipulated Percentage of shares reserved for issuance under the 2024 Plan; and (c) unless an increase in shares reserved for issuance under the 2024 Plan in excess of the Initial Share Limit has been approved by our stockholders, the maximum number of shares of Common Stock that may be delivered pursuant to incentive stock options shall not exceed the Initial Share Limit or, if greater, the number of shares of Common Stock subsequently approved by the requisite vote of our stockholders entitled to vote thereon.
If any awards under the 2024 Plan expire unexercised or are forfeited, surrendered, cancelled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock allocable to the unexercised or terminated portion of such award shall again be available for award under the 2024 Plan.
Assuming approval of this Proposal No. 4, the number of shares of Common Stock available under the 2024 Plan would represent approximately 20.2% of the shares of Common Stock outstanding on the Record Date, or approximately 19.0% assuming the conversion in full of all of our outstanding shares of convertible preferred stock and exercise in full of all of our outstanding options and warrants as of such date.
Administration
The administration, interpretation and operation of the 2024 Plan is vested in a committee appointed by our Board of Directors (the “Committee”). The Committee may designate persons other than members of the Committee to carry out the day-to-day administration of the 2024 Plan. In addition, the Committee may, in its sole discretion, delegate day-to-day ministerial administration to persons other than members of the Committee, except that the Committee shall not delegate its authority with regard to selection for participation in the 2024 Plan and/or the granting of any Awards to Participants. In the event that our Board of Directors has not appointed the Committee, then our Board of Directors shall have all the powers of the Committee under the 2024 Plan.
Eligibility
Employees, directors and consultants, or those who will become employees, directors and/or consultants of our company and/or its subsidiaries are eligible to receive awards under the 2024 Plan. Awards under the 2024 Plan will be made by the Committee. No determination has been made as to future awards which may be granted under the 2024 Plan, although it is anticipated that recipients of awards will include the current executive officers and directors of our company.
Awards Under the 2024 Plan
Introduction.    Awards under the 2024 Plan may consist of stock options, stock appreciation rights (“SARs”), restricted share units or performance unit awards, each of which is described below. All awards will be evidenced by an award agreement between us and the individual participant and approved by the Committee. In the discretion of the Committee, an eligible employee, director or consultant may receive awards from one or more of the categories described below, and more than one award may be granted to an eligible employee, director or consultant.
Stock Options and Stock Appreciation Rights.    A stock option is an award that entitles a participant to purchase shares of Common Stock at a price fixed at the time the option is granted. Stock options granted under the 2024 Plan may be in the form of incentive stock options (which qualify for special tax treatment) or non-qualified stock options, and may be granted alone or in addition to other awards under the 2024 Plan. Non-qualified stock options may be granted alone or in tandem with SARs.
A SAR entitles a participant to receive, upon exercise, an amount equal to (a) the excess of (i) the fair market value on the exercise date of a share of Common Stock, over (ii) the fair market value of a share of Common Stock on the date the SAR was granted, multiplied by (b) the number of shares of Common Stock for which the SAR has been exercised.
The exercise price and other terms and conditions of stock options and the terms and conditions of SARs will be determined by the Committee at the time of grant, provided, however, that the exercise price per share may not be less than 100 percent of the fair market value of a share of Common Stock on the date of the grant. In addition, the term of any incentive stock options granted under the 2024 Plan may not exceed ten years. An option or SAR grant under the 2024 Plan does not provide an optionee any rights as a stockholder and such rights will accrue only as to shares actually purchased through the exercise of an option or the settlement of an SAR.
If stock options and SARs are granted together in tandem, the exercise of such stock option or the related SAR will result in the cancellation of the related stock option or SAR to the extent of the number of shares in respect of which such option or SAR has been exercised.
Stock options and SARs granted under the 2024 Plan shall become exercisable at such time as designated by the Committee at the time of grant.
Payment for shares issuable pursuant to the exercise of a stock option (and applicable tax withholding) may be made either in cash, by certified check, bank draft, or money order, or, by delivery of shares satisfying such requirements as the Committee shall establish, or through such other mechanism as the Committee shall permit in its sole discretion.
In addition, the Committee, in its sole discretion, may provide in any stock option or SAR award agreement that the recipient of the stock option or SAR will be entitled to dividend equivalents with respect to such award. In such instance, in respect of any such award which is outstanding on a dividend record date for Common Stock, the participant would be entitled to an amount equal to the amount of cash or stock dividends that would have paid on the shares of Common Stock covered by such stock option or SAR award had such shares of Common Stock been outstanding on the dividend record date.
Restricted Shares and Restricted Share Units.    Restricted share awards are grants of Common Stock made to a participant subject to conditions established by the Committee in the relevant award agreement on the date of grant. The restricted shares only become unrestricted in accordance with the conditions and vesting schedule, if any, provided in the relevant award agreement. A participant may not sell or otherwise dispose of restricted shares until the conditions imposed by the Committee with respect to such shares have been satisfied. Restricted share awards under the 2024 Plan may be granted alone or in addition to any other awards under the 2024 Plan. Restricted shares which vest will be reissued as unrestricted shares of Common Stock.
A restricted share unit award entitles a participant to a share of Common Stock in connection with satisfaction of the vesting criteria applicable to such award. The Committee will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of restricted share units that will vest with respect to the applicable participant. The Committee may set vesting criteria based upon the passage of time or the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Committee in its discretion. Upon meeting the applicable vesting criteria, participants will be entitled to receive one share of Common Stock with respect to each vested restricted share unit, at such time and under such conditions as set forth in the applicable award agreement. The Committee, in its sole discretion, may reduce or waive any vesting criteria that must be met for the settlement of a restricted share unit.
Each participant who receives a grant of restricted shares will have the right to receive all dividends and vote or execute proxies for such shares. Any stock dividends granted with respect to such restricted shares will be treated as additional restricted shares.
Performance Units.    Performance units (with each unit representing a monetary amount designated in advance by the Committee) are awards which may be granted to participants alone or in addition to any other awards under the 2024 Plan. Participants receiving performance unit grants will only earn such units if our company and/or the participant achieve certain performance goals during a designated performance period. The Committee will establish such performance goals and may use measures such as total stockholder return, return on equity, net earnings growth, sales or revenue growth, comparison to peer companies, individual or aggregate participant performance or such other measures the Committee deems appropriate. The participant may forfeit such units in the event the performance goals are not met. If all or a portion of a performance unit is earned, payment of the designated value thereof will be made in cash, in unrestricted Common Stock or in restricted shares or in any combination thereof, as provided in the relevant award agreement.
Recapitalization Adjustments.    In the event that our Board of Directors determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of our company, or other corporate transaction or event affects the Common Stock such that an adjustment is determined by our Board of Directors, in its sole discretion, to be necessary or appropriate in order to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the 2024 Plan, our Board of Directors may, in any manner that it in good faith deems equitable, adjust any or all of (i) the number of shares of Common Stock or other securities of our company (or number and kind of other securities or property) with respect to which awards may be granted, (ii) the number of shares of Common Stock or other securities of our company (or number and kind of other securities or property) subject to outstanding awards, and (iii) the exercise price with respect to any stock option, or make provision for an immediate cash payment to the holder of an outstanding award in consideration for the cancellation of such award.
Mergers and Other Corporate Transactions.    If our company enters into or is involved in any merger, reorganization, recapitalization, sale of all or substantially all of its assets, liquidation, or business combination with any person or entity (a “Merger Event”), our Board of Directors may, prior to such Merger Event and effective upon such Merger Event, take any action that it deems appropriate, including, replacing such stock options with substitute stock options and/or SARs in respect of the shares, other securities or other property of the surviving corporation or any affiliate of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected stock options or SARs granted under the 2024 Plan as of the date of the consummation of the Merger Event. If any Merger Event occurs, our company has the right, but not the obligation, to cancel each participant’s stock options and/or SARs and to pay to each affected participant in connection with the cancellation of such stock options and/or SARs (in cash, stock or a combination thereof), an amount equal to the excess of the fair market value, as determined by our Board of Directors, of the Common Stock underlying any unexercised stock options or SARs (whether then exercisable or not) over the aggregate exercise price of such unexercised stock options and/or SARs. Upon receipt by any affected participant of any such substitute stock options, SARs (or payment) as a result of any such Merger Event, such participant’s affected stock options and/or SARs for which such substitute options and/or SARs (or payment) were received shall be thereupon cancelled without the need for obtaining the consent of any such affected participant. In the case of any option or SAR with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with any such Merger Event, we may cancel the option or SAR without the payment of consideration therefor, without the need for obtaining the consent of any such affected participant.
Amendment, Suspension or Termination of the 2024 Plan
Unless earlier terminated by our Board of Directors, the 2024 Plan shall terminate on May 9, 2034. Our Board of Directors may amend, suspend or terminate the 2024 Plan (or any portion thereof) at any time. However, no amendment shall (a) materially adversely affect the rights of any participant under any outstanding award, without the consent of such participant, or (b) make any change that would disqualify the 2024 Plan from the benefits provided under Section 422 of the Internal Revenue Code of 1986 (the “Code”), or (c) increase the number of shares available for awards under the 2024 Plan without stockholder approval; provided, however, that our Board of Directors and/or Committee may amend the 2024 Plan, without the consent of any participants, in any way it deems appropriate to satisfy Code Section 409A and any regulations or other authority promulgated thereunder, including any amendment to the 2024 Plan to cause certain Awards not to be subject to Code Section 409A.
Certain Federal Income Tax Consequences of the 2024 Plan
The following is a brief and general summary of certain U.S. federal income tax consequences applicable to the 2024 Plan. The summary does not reflect any provisions of the income tax laws of any state, local or foreign taxing jurisdiction and does not attempt to describe other non-income tax consequences of participation in the 2024 Plan. Because the tax consequences of events and transactions under the 2024 Plan depend upon various factors, including an individual’s own tax status, each participant who receives an award under the 2024 Plan should consult a tax advisor.
Incentive Stock Options.    Stock options granted under the 2024 Plan may be incentive stock options (within the meaning of Section 422 of the Code) or non-qualified stock options. Upon the grant of an incentive stock option, the optionee will not recognize any income. Generally, no income is recognized by the optionee upon the exercise of an incentive stock option. However, the optionee must increase his or her alternative minimum taxable income for the taxable year in which he or she exercised the incentive stock option by the amount that would have been ordinary income had the option not been an incentive stock option.
Upon the subsequent disposition of Common Stock acquired upon the exercise of an incentive stock option, the federal income tax consequences will depend upon when the disposition occurs and the type of disposition. If the Common Stock is disposed of by the optionee after the later to occur of (i) the end of the two year period beginning the day after the day the incentive stock option is awarded to the optionee, or (ii) the end of the one-year period beginning on the day after the date of exercise (the later of (i) or (ii) being the “ISO Holding Period”), any gain or loss realized upon such disposition will be long-term capital gain or loss, and our company (or a subsidiary) will not be entitled to any income tax deduction in respect of the option or its exercise. For purposes of determining the amount of such gain or loss, the optionee’s tax basis in the shares will be the option price.
For the exercise of an option to qualify for the foregoing tax treatment, the grant must be made by the employee’s employer or a parent or subsidiary of the employer. If an optionee has not remained an employee of our company (or a subsidiary) during the period beginning with the grant of an incentive stock option and ending on the day three months (one year if the optionee becomes disabled) before the date the option is exercised, the exercise of such option will be treated as the exercise of a non-qualified stock option with the tax consequences described below.
If the optionee sells or otherwise disposes of the Common Stock acquired without satisfying the ISO Holding Period (known as a “disqualifying disposition”), the optionee will recognize ordinary income upon the disposition of the Common Stock in an amount generally equal to the excess of the fair market value of the Common Stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. The employer will generally be allowed a compensation expense deduction to the extent that the optionee recognizes ordinary income, except to the extent the limits of Section 162(m) of the Code apply.
Non-Qualified Stock Options.    In general, upon the grant of a non-qualified stock option, an optionee will not recognize any income. At the time a nonqualified option is exercised, the optionee will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the Common Stock on the date of exercise and the exercise price. Upon a subsequent disposition of the Common Stock acquired pursuant to the exercise of a non-qualified stock option, the optionee will recognize capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the Common Stock. The optionee’s tax basis in the Common Stock generally will be the fair market value of such shares on the exercise date. The employer will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the optionee recognizes ordinary income, except to the extent the limits of Section 162(m) of the Code apply.

Stock Appreciation Rights.    There are no immediate tax consequences of receiving an award of stock appreciation rights under the 2024 Plan. Upon exercising a stock appreciation right, a participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. The employer will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income, except to the extent the limits of Section 162(m) of the Code apply.
Restricted Shares.    A participant will not recognize any income upon the award of restricted shares unless the participant makes an election under Section 83(b) of the Code in respect of such grant, as described below. Unless a participant has made an election under Section 83(b) of the Code in respect of any restricted shares, any dividends received by the participant with respect to restricted shares prior to the date the participant recognizes income with respect to such award (as described below) must be treated by the participant as compensation taxable as ordinary income, and our company will be entitled to a deduction (subject to the limits of Section 162(m) of the Code), in an amount equal to the amount of ordinary income recognized by the participant. After the terms and conditions applicable to the restricted shares are satisfied, or if the participant has made an election under Section 83(b) of the Code in respect of the restricted shares, any dividends received by the participant in respect of such award will be treated as a dividend taxable as ordinary income, and our company will not be entitled to a deduction in respect of any such dividend payment.
Unless the participant has made an election under Section 83(b) of the Code (as described below), at the time the terms and conditions applicable to the restricted shares are satisfied, a participant will recognize compensation taxable as ordinary income, and our company generally will be entitled to a deduction (subject to the limits of Section 162(m) of the Code), in an amount equal to the then fair market value of the shares of Common Stock for which the terms and conditions applicable to the restricted share award have been satisfied. The participant’s tax basis for any such shares of Common Stock would be the fair market value on the date such terms and conditions are satisfied.
A participant may irrevocably elect under Section 83(b) of the Code to recognize compensation taxable as ordinary income, and our company will be entitled to a corresponding deduction (subject to the limits of Section 162(m) of the Code), in an amount equal to the fair market value of such restricted shares (determined without regard to any restrictions thereon) on the date of grant. Such an election must be made by the participant not later than thirty (30) days after the date of grant. If such an election is made, no income would be recognized by the participant (and our company will not be entitled to a corresponding deduction) at the time the applicable terms and conditions are satisfied. The participant’s tax basis for the restricted shares received and for any shares of Common Stock subsequently held in respect thereof would be the fair market value of the restricted shares (determined without regard to any restrictions thereon) on the date of grant. If a participant makes such an election and subsequently all or part of the award is forfeited, the participant will not be entitled to a deduction as a result of such forfeiture.
The holding period for capital gain or loss purposes in respect of the Common Stock underlying an award of restricted shares shall commence when the terms and conditions applicable to the restricted shares are satisfied, unless the participant makes a timely election under Section 83(b) of the Code. In such case, the holding period will commence immediately after the grant of such restricted shares.
Performance Units.    A participant generally will not recognize any income upon the award of a performance unit. If the performance goals applicable to the performance unit are achieved during the applicable performance period and such performance units are earned, a participant normally will recognize compensation taxable as ordinary income equal to the cash received and/or the fair market value of any substantially vested Common Stock received when he or she receives payment with respect to such performance unit, and at such time the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent the limits of Section 162(m) of the Code apply. The participant’s tax basis for any such shares of Common Stock would be the fair market value on the date such unrestricted shares are transferred to the participant. If all or a portion of the performance units are paid in restricted shares, see “Restricted Shares” above for a discussion of the applicable tax treatment.
Additional Information.    The recognition by an employee of compensation income with respect to a grant or an award under the 2024 Plan will be subject to withholding for federal income and employment tax purposes. If an employee, to the extent permitted by the terms of a grant or award under the 2024 Plan, uses shares of Common Stock to satisfy the federal income and employment tax withholding obligation, or any similar withholding obligation for state and local tax obligations, the employee will recognize a capital gain or loss, short-term or long-term, depending on the tax basis and holding period for such shares of Common Stock.
Section 162(m) of the Code limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for compensation paid to the corporation’s “covered employees.” “Covered employees” include the corporation’s chief executive officer, chief financial officer and the three next most highly compensated executive officers. If an individual is determined to be a covered employee for any year beginning after December 31, 2016, then that individual will continue to be a covered employee for future years, regardless of changes in the individual’s compensation or position.
In the event of a change of control, certain compensation payments or other benefits received by “disqualified individuals” (as defined in Section 280G(c) of the Code) under the 2024 Plan or otherwise may cause or result in “excess parachute payments” (as defined in Section 280G(b)(1) of the Code). Pursuant to Section 280G of the Code, any amount that constitutes an excess parachute payment is not deductible by the Company. In addition, Section 4999 of the Code generally imposes a 20% excise tax on the amount of any such excess parachute payment received by such a disqualified individual, and any such excess parachute payments will not be deductible by our company (or a subsidiary).
Effective Date
The 2024 Plan is effective on May 9, 2024, the date of its adoption by the Board of Directors subject to stockholder approval. The 2024 Plan will terminate on May 9, 2034, except with respect to awards then outstanding. After such date no further awards will be granted under the 2024 Plan unless the 2024 Plan is extended by our Board of Directors.
Interest of Certain Persons
Each of our directors and executive officers would be eligible to participate in the 2024 Plan. As a result, approval of the 2024 Plan impacts each of our directors and executive officers and each of them has a personal interest in this proposal and its approval by our stockholders.
Vote Required and Board of Directors’ Recommendation
Assuming a quorum is present, a majority of the votes cast (in person or by proxy) on the matter at the Annual Meeting is required. For purposes of the approval of Proposal No. 4, abstentions and broker non-votes will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” PROPOSAL NO. 4.

PROPOSAL NO. 5
PROPOSAL TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK TO INVESTOR PURSUANT TO THE ELOC AGREEMENT
We are seeking stockholder approval, for purposes of complying with Listing Rule 5635(b) of The Nasdaq Stock Market LLC (“Listing Rule 5635(b)”) and Listing Rule 5635(d) of The Nasdaq Stock Market LLC (“Listing Rule 5635(d)”), for the issuance of up to $50 million in shares of Common Stock to Investor pursuant to the ELOC Agreement.
The information set forth in this Proposal No. 5 is qualified in its entirety by reference to the full text of the ELOC Agreement attached as exhibit [__] to our Current Report on Form 8-K to be filed with the SEC on or about May [__], 2024. Stockholders are urged to carefully read these documents.
Background
On May [__], 2024, we entered into the ELOC Agreement with Investor. Pursuant to the ELOC Agreement, we have the right, but not the obligation, to sell to Investor, and Investor is obligated to purchase, up to an aggregate of $50 million of newly issued shares (the “ELOC Shares”) of our Common Stock.
We do not have a right to commence any sales of our Common Stock to Investor under the ELOC Agreement until the time when all of the conditions to our right to commence sales of our Common Stock to Investor set forth in the ELOC Agreement have been satisfied, including that a registration statement of such shares is declared effective by the SEC and the final form of prospectus is filed with the SEC and stockholders have approved the ELOC Agreement (the “Commencement Date”). Over the 24-month period from and after the Commencement Date, we will control the timing and amount of any sales of our Common Stock to the Investor. Actual sales of shares of our Common Stock to Investor under the ELOC Agreement will depend on a variety of factors to be determined by us from time to time, including, among others, market conditions, the trading price of the Common Stock and determinations by us as to the appropriate sources of funding for our company and our operations.
The purchase price of the shares of Common Stock that we elect to sell to Investor pursuant to the ELOC Agreement will be equal to ninety-two percent (92.0%) of the lower of (i) the lowest intraday sale price of the Common Stock on the Company’s current trading market on the applicable purchase date and (ii) the arithmetic average of the three (3) lowest closing sale prices during the ten (10) trading days immediately preceding the applicable purchase date. There is no upper limit on the price per share that Investor could be obligated to pay for the Common Stock under the ELOC Agreement.
Under the applicable Nasdaq rules, in no event may we issue to Investor under the ELOC Agreement more than a “Maximum Common Stock Issuance” equal to 19.99% of the total number of our shares of Common Stock issued and outstanding immediately prior to the execution of the ELOC Agreement, which number of shares shall be reduced, on a share-for-share basis, by the number of shares of Common Stock issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by this Agreement under applicable rules of Nasdaq, unless we obtain stockholder approval to issue shares of Common Stock in excess of the Maximum Common Stock Issuance or unless sales of Common Stock are made at a price equal to or greater than the Nasdaq minimum price, such that the Maximum Common Stock Issuance limitation would not apply under applicable Nasdaq rules. In any event, the ELOC Agreement provides that we may not issue or sell any shares of our Common Stock under the ELOC Agreement if such issuance or sale would breach any applicable Nasdaq rules. The ELOC Agreement also prohibits us from directing Investor to purchase any shares of our Common Stock if those shares, when aggregated with all other shares of our Common Stock then beneficially owned by Investor (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 thereunder), would result in Investor beneficially owning more than 4.99% of the outstanding Common Stock. Finally, the ELOC Agreement also prohibits us from directing Investor to purchase any shares of our Common Stock unless we obtain stockholder approval for the ELOC Agreement.

Reasons for Proposal No. 5
Our Board of Directors has determined that the ELOC Agreement and our ability to issue Common Stock to Investor pursuant to the ELOC Agreement is in the best interests of the Company and its stockholders because the ELOC Agreement provides us with a reliable source of capital. Accordingly, we are seeking stockholder approval of Proposal No. 5 in order to comply with the terms of the ELOC Agreement, Listing Rule 5635(b), and Listing Rule 5635(d).
Listing Rule 5635(b) requires stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the Company. Generally, Nasdaq considers a change of control to have occurred when, as a result of an issuance, an investor would own, or have the right to acquire, 20% or more of the Company’s outstanding shares of common stock and such ownership is the largest ownership position.
Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of Common Stock (or securities convertible into or exchangeable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power of such company outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the Common Stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the Common Stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities.
Therefore, we are seeking stockholder approval to issue more than 20% of our outstanding Common Stock to Investor pursuant to the ELOC Agreement (and as aggregated with those shares of Common Stock that may be issued to Investor in other transactions) in compliance with Listing Rule 5635(b) and Listing Rule 5635(d). In addition, the Company is seeking stockholder approval for waiver of the “Maximum Common Stock Issuance” limitation in the ELOC Agreement.
Potential Consequences if Proposal No. 5 is Not Approved
If the stockholders do not approve Proposal No. 5, the Company will be unable to issue shares of Common Stock in excess of the Maximum Common Stock Issuance to Investor pursuant to the ELOC Agreement, thereby preventing us from raising funds under the ELOC Agreement. Accordingly, if stockholder approval of Proposal No. 5 is not obtained, the Company may need to seek alternative sources of financing, which financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses. The total amount of gross proceeds that may be raised under the ELOC Agreement is $50,000,000 assuming the issuance of the maximum number of shares pursuant to the ELOC Agreement. Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent on our ability to maximize capital raising opportunities.
Potential Adverse Effects of Proposal No. 5
Each share of Common Stock that would be issuable to Investor pursuant to the ELOC Agreement would have the same rights and privileges as each of our currently outstanding shares of Common Stock. The issuance of Common Stock to Investor pursuant to the terms of the ELOC Agreement will not affect the rights of the holders of our outstanding shares of Common Stock, but such issuances will have a dilutive effect on our existing stockholders, including the voting power and economic rights of existing stockholders, and may result in a decline in our stock price or greater price volatility. Further, any sales in the public market of our Common Stock issuable to Investor pursuant to the ELOC Agreement could adversely affect prevailing market prices of our Common Stock.
Interests of Directors and Executive Officers
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Proposal No. 5 except to the extent of their ownership of shares of our Common Stock.

Vote Required and Board of Directors’ Recommendation
Assuming a quorum is present, a majority of the votes cast (in person or by proxy) on the matter at the Annual Meeting is required. For purposes of the ratification of Proposal No. 5, abstentions and broker non-votes will have no effect on the result of the vote.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” PROPOSAL NO. 5.

PROPOSAL NO. 6
PROPOSAL TO APPROVE PRIVATE PLACEMENTS OF PRE-FUNDED
WARRANTS TO PURCHASE COMMON STOCK AND WARRANTS TO PURCHASE COMMON STOCK
We are seeking stockholder approval and ratification, for purposes of complying with Listing Rule 5635(b) and Listing Rule 5635(d), for the sale in a private placements (the “Private Placement”) of pre-funded warrants (the “Pre-Funded Warrants”) exercisable into [___] shares of our Common Stock at an exercise price equal to $[___] per share and warrants to purchase Common Stock (“Coverage Warrants” and together with the Pre-Funded Warrants, the “Warrants”) pursuant to a securities purchase agreement between the Company and Investor dated May [__], 2024 (the “SPA”). The aggregate amount of proceeds to our company from the Private Placement is $[____].
The information set forth in this Proposal No. 6 is qualified in its entirety by reference to the full text of the SPA, the form of Pre-Funded Warrant, and the Form of Coverage Warrant, attached as exhibits [__], [__], and [__], respectively, to our Current Report on Form 8-K to be filed with the SEC on or about May [__], 2024. Stockholders are urged to carefully read these documents.
Background
On May [__], 2024, we consummated the Private Placement of Pre-Funded Warrants exercisable into [___] shares of our Common Stock, to be issued in separate tranches to Investor. The Pre-Funded Warrants are five-year warrants, exercisable at an exercise price equal to $[___] per share of our Common Stock, subject to certain adjustments as set forth in the Pre-Funded Warrants. The holders may not exercise the Pre-Funded Warrants on a cashless basis.
Upon issuance of Pre-Funded Warrants, we have also agreed to issue a tranche of Coverage Warrants equal to 200% of the number of Pre-Funded Warrants with an exercise price equal to 200% of the closing price of our Common Stock on the date of the SPA and another tranche of Coverage Warrants equal to 300% of the number of Pre-Funded Warrants with an exercise price equal to 300% of the closing price of our Common Stock on the date of the SPA. The Coverage Warrants are exercisable for 90 days following issuance.
The Warrants also prohibit Investor from exercising the Warrants if those shares of stock issuable upon such exercise, when aggregated with all other shares of our Common Stock then beneficially owned by Investor (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 thereunder), would result in Investor beneficially owning more than 4.99% of the outstanding Common Stock.
Reasons for Proposal No. 6
Our Board of Directors has determined that the Private Placement and our ability to issue Common Stock to Investor pursuant to the Warrants is in the best interests of the Company and its stockholders because the Private Placement provided us with capital in exchange for the issuance of equity. Accordingly, we are seeking stockholder approval of Proposal No. 6 in order to comply with the terms of the SPA, Listing Rule 5635(b), and Listing Rule 5635(d), to the extent applicable.
Listing Rule 5635(b) requires stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the Company. Generally, Nasdaq considers a change of control to have occurred when, as a result of an issuance, an investor would own, or have the right to acquire, 20% or more of the Company’s outstanding shares of common stock and such ownership is the largest ownership position.
Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of Common Stock (or securities convertible into or exchangeable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power of such company outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the Common Stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the Common Stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities.
We are seeking stockholder approval to ratify and approve the issuance of the Warrants and the shares of Common Stock underlying the Warrants because the issuance of the Warrants may be aggregated by Nasdaq into the same offering as those shares of Common Stock issued to Investor pursuant to the ELOC Agreement, and Nasdaq may deem the issuance to be a change of control.
Therefore, we are seeking stockholder approval to issue more than 20% of our outstanding Common Stock to Investor pursuant to the Warrants (and as aggregated with those shares of Common Stock that may be issued to Investor pursuant to the ELOC Agreement) in compliance with Listing Rule 5635(b) and Listing Rule 5635(d).
Potential Consequences if Proposal No. 6 is Not Approved
If the stockholders do not approve Proposal No. 6, the Company may not be able to issue shares of Common Stock to Investor upon the receipt of a notice of exercise of the Warrants, thereby requiring us to hold another meeting seeking stockholder approval, costing us time and money, or we may be required to repay the Investor in cash. Accordingly, if stockholder approval of Proposal No. 6 is not obtained, the Company may need to seek alternative sources of financing, which financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses. Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent on our ability to maximize capital raising opportunities.
Potential Adverse Effects of Proposal No. 6
Each share of Common Stock that would be issuable to Investor upon exercise of the Warrants would have the same rights and privileges as each of our currently outstanding shares of Common Stock. The issuance to Investor of the Warrants or the Common Stock upon exercise of the Warrants will not affect the rights of the holders of our outstanding shares of Common Stock, but such issuances will have a dilutive effect on our existing stockholders, including the voting power and economic rights of existing stockholders, and may result in a decline in our stock price or greater price volatility. Further, any sales in the public market of our Common Stock issuable to Investor upon exercise of the Warrants could adversely affect prevailing market prices of our Common Stock.
Interests of Directors and Executive Officers
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Proposal No. 6 except to the extent of their ownership of shares of our Common Stock.
Vote Required and Board of Directors’ Recommendation
Assuming a quorum is present, a majority of the votes cast (in person or by proxy) on the matter at the Annual Meeting is required. For purposes of the ratification of Proposal No. 6, abstentions and broker non-votes will have no effect on the result of the vote.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” PROPOSAL NO. 6.

PROPOSAL NO. 7
PROPOSAL TO APPROVE THE A&R SERIES A COD
We are seeking stockholder approval and ratification, for purposes of complying with Listing Rule 5635(b) and Listing Rule 5635(d), for the A&R Series A COD to: (i) remove certain dividend obligations of the Company, and (ii) reduce the price at which the Series A Convertible Preferred Stock (the “Series A Stock”) may be converted into Common Stock at to $[____] per share.
The information set forth in this Proposal No. 7 is qualified in its entirety by reference to the full text of the A&R Series A COD attached as Annex A hereto. Stockholders are urged to carefully read these documents.
Background
On January 5, 2021, our Board of Directors authorized 300 shares of Series A Stock with a par value of $0.0001 per share. Each preferred share of Series A Stock has a stated value of $1,000 per share. From and after the second anniversary, the holders of the Series A Stock are entitled to receive, quarterly cumulative dividends or distributions at the annual rate of 8% of the stated value per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series A Stock). Such dividend shall be paid in cash or at the direction of our Board of Directors, in duly authorized, validly issued, fully paid and non-assessable shares of Common Stock, or a combination thereof. All declared but unpaid dividends on shares of Series A Stock increase the stated value of such shares, but when such dividends are actually paid any such increase in the stated value shall be rescinded. The holders are entitled to receive, and we shall pay, dividends on shares of Series A Stock equal (on an as-if-converted-to-Common-Stock basis) to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of our Common Stock or other junior securities. The Series A Stock has no voting rights. Each share of Series A Stock shall be convertible, at any time and from time to time from and after the original issue date at the option of the holder, into that number of shares of Common Stock determined by dividing the stated value of such shares of Series A Stock by the conversion price. The conversion price for the Series A Stock is currently equal to $1.3329, subject to adjustment.
As of December 31, 2023, 251 shares of Series A Stock were outstanding.
On May [__], 2024, our Board of Directors adopted resolutions to adopt the A&R Series A COD and directing that the proposed action be submitted for consideration by our stockholders at the Annual Meeting. The A&R Series A COD is proposed to cause the following amendments:
•Holders of Series A Stock will only be entitled to receive a dividend on shares of Series A Stock equal (on an as-if-converted-to-Common-Stock basis) to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of our Common Stock. All other rights to a dividend will be eliminated.
•The conversion price of the Series A Stock will be reduced to $[____], subject to adjustment.
If Proposal No. 7 is approved, and we file the A&R Series A COD with the Secretary of State of Delaware, the holders of the Series A Stock may convert the Series A Stock into [__] shares of Common Stock, in the aggregate. Following such conversion, this will equal approximately [__]% of the total outstanding shares of our Common Stock, based on [___] shares of Common Stock as of the Record Date and excluding the conversion or exercise of any other securities.
Effecting the Series A COD requires that it be filed with the Secretary of State of Delaware, with such filing to occur, if at all, at the sole discretion of the Board of Directors.

Reasons for Proposal No. 7
We are seeking stockholder approval of Proposal No. 7 in order to comply with Listing Rule 5635(b), and Listing Rule 5635(d), to the extent applicable.
Listing Rule 5635(b) requires stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the Company. Generally, Nasdaq considers a change of control to have occurred when, as a result of an issuance, an investor would own, or have the right to acquire, 20% or more of the Company’s outstanding shares of common stock and such ownership is the largest ownership position.
Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of Common Stock (or securities convertible into or exchangeable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power of such company outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the Common Stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the Common Stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities.
Therefore, we are seeking stockholder approval to amend the A&R Series A COD because it may cause us to issue more than 20% of our outstanding Common Stock to the holders of Series A Stock in compliance with Listing Rule 5635(b) and Listing Rule 5635(d).
Potential Consequences if Proposal No. 7 is Not Approved
If the stockholders do not approve Proposal No. 7, the Company may not be able to issue shares of Common Stock to the holders of Series A Stock upon the receipt of a notice conversion, thereby requiring us to hold another meeting seeking stockholder approval, costing us time and money, or we may be required to pay a fee to such holder of Series A Stock. Accordingly, if stockholder approval of Proposal No. 7 is not obtained, the Company may need to seek alternative sources of financing, which financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses. Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent on our ability to maximize capital raising opportunities.
Potential Adverse Effects of Proposal No. 7
Each share of Common Stock that would be issuable to the holders of Series A Stock upon conversion of the Series A Stock would have the same rights and privileges as each of our currently outstanding shares of Common Stock. The issuance of Common Stock to the holders of Series A Stock upon conversion of the Series A Stock will not affect the rights of the holders of our outstanding shares of Common Stock, but such issuances will have a dilutive effect on our existing stockholders, including the voting power and economic rights of existing stockholders, and may result in a decline in our stock price or greater price volatility. Further, any sales in the public market of our Common Stock issuable to the holders of Series A Stock upon conversion of the Series A Stock could adversely affect prevailing market prices of our Common Stock.
Interests of Directors and Executive Officers
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Proposal No. 7 except to the extent of their ownership of shares of our Common Stock.

Vote Required and Board of Directors’ Recommendation
Assuming a quorum is present, a majority of the votes cast (in person or by proxy) on the matter at the Annual Meeting is required. For purposes of the ratification of Proposal No. 7, abstentions and broker non-votes will have no effect on the result of the vote.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” PROPOSAL NO. 7.

PROPOSAL NO. 8
PROPOSAL TO APPROVE THE A&R SERIES B COD
We are seeking stockholder approval and ratification, for purposes of complying with Listing Rule 5635(b) and Listing Rule 5635(d), for the A&R Series B COD to: (i) remove certain dividend obligations of the Company, and (ii) reduce the price at which the Series B Convertible Preferred Stock (the “Series B Stock”) may be converted into Common Stock at to $[____] per share.
The information set forth in this Proposal No. 8 is qualified in its entirety by reference to the full text of the A&R Series B COD attached as Annex B hereto. Stockholders are urged to carefully read these documents.
Background
On January 22, 2021, our Board of Directors authorized 1,500 shares of Series B Stock with a par value of $0.0001 per share. Each preferred share of Series B Stock has a stated valued of $1,000 per share. From and after the second anniversary, the holders of the Series B Stock are to receive, quarterly cumulative dividends or distributions at the annual rate of 8% of the stated value per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series B Stock). Such dividend shall be paid in cash or at the direction of our Board of Directors, in duly authorized, validly issued, fully paid and non-assessable shares of Common Stock, or a combination thereof. All declared but unpaid dividends on shares of Series B Stock shall increase the stated value of such shares, but when such dividends are actually paid any such increase in the stated value shall be rescinded. The holders shall be entitled to receive, and we shall pay, dividends on shares of Series B Stock equal (on an as-if-converted-to-Common Stock basis) to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of the Company’s common stock or other junior securities. The Series B Stock has no voting rights. Each share of Series B Stock is convertible, at any time and from time to time from and after the original issue date at the option of the holder, into that number of shares of Common Stock determined by dividing the stated value of such shares of Series B Stock by the conversion price. The conversion price for the Series B preferred stock is $0.7149, subject to adjustment.
As of December 31, 2023, 1,443 shares of Series B Stock were outstanding.
On May [__], 2024, our Board of Directors adopted resolutions to adopt the A&R Series B COD and directing that the proposed action be submitted for consideration by our stockholders at the Annual Meeting. The A&R Series B COD is proposed to cause the following amendments:
•Holders of Series B Stock will only be entitled to receive a dividend on shares of Series B Stock equal (on an as-if-converted-to-Common-Stock basis) to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of our Common Stock. All other rights to a dividend will be eliminated.
•The conversion price of the Series B Stock will be reduced to $[____], subject to adjustment.
If Proposal No. 8 is approved, and we file the A&R Series B COD with the Secretary of State of Delaware, the holders of the Series B Stock may convert the Series B Stock into [__] shares of Common Stock, in the aggregate. Following such conversion, this will equal approximately [__]% of the total outstanding shares of our Common Stock, based on [___] shares of Common Stock as of the Record Date and excluding the conversion or exercise of any other securities.
Effecting the Series B COD requires that it be filed with the Secretary of State of Delaware, with such filing to occur, if at all, at the sole discretion of the Board of Directors.

Reasons for Proposal No. 8
We are seeking stockholder approval of Proposal No. 8 in order to comply with Listing Rule 5635(b), and Listing Rule 5635(d), to the extent applicable.
Listing Rule 5635(b) requires stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the Company. Generally, Nasdaq considers a change of control to have occurred when, as a result of an issuance, an investor would own, or have the right to acquire, 20% or more of the Company’s outstanding shares of common stock and such ownership is the largest ownership position.
Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of Common Stock (or securities convertible into or exchangeable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power of such company outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the Common Stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the Common Stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities.
Therefore, we are seeking stockholder approval to amend the A&R Series B COD because it may cause us to issue more than 20% of our outstanding Common Stock to the holders of Series B Stock in compliance with Listing Rule 5635(b) and Listing Rule 5635(d).
Potential Consequences if Proposal No. 8 is Not Approved
If the stockholders do not approve Proposal No. 8, the Company may not be able to issue shares of Common Stock to the holders of Series B Stock upon the receipt of a notice conversion, thereby requiring us to hold another meeting seeking stockholder approval, costing us time and money, or we may be required to pay a fee to such holder of Series B Stock. Accordingly, if stockholder approval of Proposal No. 8 is not obtained, the Company may need to seek alternative sources of financing, which financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses. Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent on our ability to maximize capital raising opportunities.
Potential Adverse Effects of Proposal No. 8
Each share of Common Stock that would be issuable to the holders of Series B Stock upon conversion of the Series B Stock would have the same rights and privileges as each of our currently outstanding shares of Common Stock. The issuance of Common Stock to the holders of Series B Stock upon conversion of the Series B Stock will not affect the rights of the holders of our outstanding shares of Common Stock, but such issuances will have a dilutive effect on our existing stockholders, including the voting power and economic rights of existing stockholders, and may result in a decline in our stock price or greater price volatility. Further, any sales in the public market of our Common Stock issuable to the holders of Series B Stock upon conversion of the Series B Stock could adversely affect prevailing market prices of our Common Stock.
Interests of Directors and Executive Officers
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Proposal No. 8 except to the extent of their ownership of shares of our Common Stock.

Vote Required and Board of Directors’ Recommendation
Assuming a quorum is present, a majority of the votes cast (in person or by proxy) on the matter at the Annual Meeting is required. For purposes of the ratification of Proposal No. 8, abstentions and broker non-votes will have no effect on the result of the vote.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” PROPOSAL NO. 8.

PROPOSAL NO. 9
PROPOSAL TO APPROVE THE A&R SERIES C COD
We are seeking stockholder approval and ratification, for purposes of complying with Listing Rule 5635(b) and Listing Rule 5635(d), for the A&R Series C COD to: (i) remove certain dividend obligations of the Company, and (ii) reduce the price at which the Series C Convertible Preferred Stock (the “Series C Stock”) may be converted into Common Stock at to $[____] per share.
The information set forth in this Proposal No. 9 is qualified in its entirety by reference to the full text of the A&R Series C COD attached as Annex C hereto. Stockholders are urged to carefully read these documents.
Background

On February 19, 2021, our Board of Directors authorized 600,000 shares of Series C Stock with a par value of $0.0001 per share. Each preferred share of Series C Stock has a stated valued of $1.00 per share. From and after the second anniversary, the holders of the Series C Stock are entitled to receive, quarterly cumulative dividends or distributions at the annual rate of 8% of the stated value per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series C Stock). Such dividend are to be paid in cash or at the direction of our Board of Directors, in duly authorized, validly issued, fully paid and non-assessable shares of Common Stock, or a combination thereof. All declared but unpaid dividends on shares of Series C Stock shall increase the stated value of such shares, but when such dividends are actually paid any such increase in the stated value shall be rescinded. The holders are entitled to receive, and we shall pay, dividends on shares of Series C Stock equal (on an as-if-converted-to-Common-Stock basis) to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of our Common Stock or other junior securities. The Series C Stock has no voting rights. Each share of Series C Stock shall be convertible, at any time and from time to time from and after the original issue date at the option of the holder, into that number of shares of Common Stock determined by dividing the stated value of such shares of Series C Stock by the conversion price. The conversion price for the Series C Stock is equal to $0.893, subject to adjustment.

As of December 31, 2023, 500,756 shares of Series C Stock were outstanding.
On May [__], 2024, our Board of Directors adopted resolutions to adopt the A&R Series C COD and directing that the proposed action be submitted for consideration by our stockholders at the Annual Meeting. The A&R Series C COD is proposed to cause the following amendments:
•Holders of Series C Stock will only be entitled to receive a dividend on shares of Series C Stock equal (on an as-if-converted-to-Common-Stock basis) to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of our Common Stock. All other rights to a dividend will be eliminated.
•The conversion price of the Series C Stock will be reduced to $[____], subject to adjustment.
If Proposal No. 9 is approved, and we file the A&R Series C COD with the Secretary of State of Delaware, the holders of the Series C Stock may convert the Series C Stock into [__] shares of Common Stock, in the aggregate. Following such conversion, this will equal approximately [__]% of the total outstanding shares of our Common Stock, based on [___] shares of Common Stock as of the Record Date and excluding the conversion or exercise of any other securities.
Effecting the Series C COD requires that it be filed with the Secretary of State of Delaware, with such filing to occur, if at all, at the sole discretion of the Board of Directors.

Reasons for Proposal No. 9
We are seeking stockholder approval of Proposal No. 9 in order to comply with Listing Rule 5635(b), and Listing Rule 5635(d), to the extent applicable.
Listing Rule 5635(b) requires stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the Company. Generally, Nasdaq considers a change of control to have occurred when, as a result of an issuance, an investor would own, or have the right to acquire, 20% or more of the Company’s outstanding shares of common stock and such ownership is the largest ownership position.
Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of Common Stock (or securities convertible into or exchangeable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power of such company outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the Common Stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the Common Stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities.
Therefore, we are seeking stockholder approval to amend the A&R Series C COD because it may cause us to issue more than 20% of our outstanding Common Stock to the holders of Series C Stock in compliance with Listing Rule 5635(b) and Listing Rule 5635(d).
Potential Consequences if Proposal No. 9 is Not Approved
If the stockholders do not approve Proposal No. 9, the Company may not be able to issue shares of Common Stock to the holders of Series C Stock upon the receipt of a notice conversion, thereby requiring us to hold another meeting seeking stockholder approval, costing us time and money, or we may be required to pay a fee to such holder of Series C Stock. Accordingly, if stockholder approval of Proposal No. 9 is not obtained, the Company may need to seek alternative sources of financing, which financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses. Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent on our ability to maximize capital raising opportunities.
Potential Adverse Effects of Proposal No. 9
Each share of Common Stock that would be issuable to the holders of Series C Stock upon conversion of the Series C Stock would have the same rights and privileges as each of our currently outstanding shares of Common Stock. The issuance of Common Stock to the holders of Series C Stock upon conversion of the Series C Stock will not affect the rights of the holders of our outstanding shares of Common Stock, but such issuances will have a dilutive effect on our existing stockholders, including the voting power and economic rights of existing stockholders, and may result in a decline in our stock price or greater price volatility. Further, any sales in the public market of our Common Stock issuable to the holders of Series C Stock upon conversion of the Series C Stock could adversely affect prevailing market prices of our Common Stock.
Interests of Directors and Executive Officers
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Proposal No. 9 except to the extent of their ownership of shares of our Common Stock.

Vote Required and Board of Directors’ Recommendation
Assuming a quorum is present, a majority of the votes cast (in person or by proxy) on the matter at the Annual Meeting is required. For purposes of the ratification of Proposal No. 9, abstentions and broker non-votes will have no effect on the result of the vote.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” PROPOSAL NO. 9.
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee of the Board of Directors, on behalf of the Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, the performance of the independent registered public accounting firm, the compliance by us with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.
Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee’s responsibility is to administer and oversee these processes.
The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the audit plan, the results of their examinations, and the overall quality of our financial reporting.
In this context, the Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2023 with management and with the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, which includes, among other items, matters related to the conduct of the audit of our annual financial statements.
The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the issue of its independence from us and management. In addition, the Audit Committee has considered whether the provision of any non-audit services by the independent registered public accounting firm in the year ended December 31, 2023 is compatible with maintaining the registered public accounting firm’s independence and has concluded that it is.
Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023.

Respectfully,

Daniel Marcus, Chairman
Dr. DJ Nag Scott Hobbs

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth information regarding compensation earned during the year ended December 31, 2023 and the year ended December 31, 2022 by our principal executive officers and our other most highly compensated executive officers as of the end of December 31, 2023 (“Named Executive Officers”).

					Long-Term
	Annual Compensation				Compensation Awards
Name and Principal Position	Fiscal Year Ended	Salary	Bonus	Other Compensation	Options	Restricted Stock Awards
Douglas Croxall	2023	$699,792	$910,000		$-	$269,419
Chief Executive Officer	2022	$675,000	$580,000	$-	$37,974	$51,000

Joel Krutz	2023	$590,000	$680,000		$-	$134,709
Chief Financial Officer	2022	$376,666	$560,000	$-	$25,316	$34,000

Timothy Koch	2023	$218,750			$-	$8,750
Chief Technology Officer	2022	$250,000	$-	$-	$15,822	$21,250

Edward Kovalik (1)	2023
Former President/Chief Operating Officer	2022	$184,229	$-	$-	$-	$-

Kai Sato (2)	2023
Former Co-President/Chief Marketing Officer	2022	$-	$-	$137,499	$-	$-
____________
(1)      Mr. Kovalik resigned from the Company to pursue other opportunities on October 14, 2022.
(2)      Mr. Sato resigned from the Company to pursue other opportunities on April 29, 2022.

Restricted Stock
During the twelve months ended December 31, 2023, we granted 1,992,345 restricted stock units with a fair value of approximately $0.5 million. As of December 31, 2023, a total of 2,709,012 restricted stock units have been issued to employees, and 226,351 restricted stock units had been granted to members of our Board of Directors.
Stock Option Grants
During the twelve months ended December 31, 2023, we granted 224,167 stock options with a fair value of approximately $0.04 million. As of December 31, 2023, a total of 381,225 stock options have been issued to employees, and no stock options had been granted to members of our Board of Directors.
Narrative Disclosures Regarding Compensation; Employment Agreements
We have entered into employment agreements with two of our Named Executive Officers. The terms and conditions of each of the foregoing arrangements are summarized below.
Doug Croxall Agreement
On June 16, 2021, we entered into an employment agreement with Doug Croxall, our Chief Executive Officer. Pursuant to the agreement, Mr. Croxall will serve as our Chief Executive Officer for a period of two years, which will automatically extend for successive 12 month periods unless terminated by either us or Mr. Croxall. Mr. Croxall will receive an annual base salary of $675,000. Mr. Croxall will also be entitled to an annual discretionary bonus based upon certain performance targets established by our Board of Directors, as well as annual awards under our long-term incentive plan, upon the terms and conditions established by our Board of Directors.

On October 31, 2022, our Board of Directors approved an increase of Mr. Croxall’s annual base salary to $700,000 effective January 1, 2023. On November 30, 2023 the Board of Directors approved an exceptional bonus for Mr. Croxall of $220,000 related to his performance for the 2023 fiscal year.
Joel Krutz Agreement
On June 21, 2021, we entered into an employment agreement with Joel Krutz to serve as our Chief Financial Officer. Pursuant to the agreement, Mr. Krutz will serve as our Chief Financial Officer for a period of two years, which will automatically extend for successive 12 month periods unless terminated by either us or Mr. Krutz. Mr. Krutz will receive an annual base salary of $360,000. Mr. Krutz will also be entitled to an annual discretionary bonus based upon certain performance targets established by our Board of Directors, as well as annual awards under our 2022 Employee Incentive Plan, upon the terms and conditions established by our Board of Directors. On October 31, 2022, we entered into an amended employment agreement, pursuant to which Mr. Krutz will continue his service as our Chief Financial Officer, and also became our Chief Operating Officer, and pursuant to which Mr. Krutz will receive an annual salary of $560,000 effective January 1, 2023. On being appointed to our Board of Directors, the Board of Directors approved an increase in Mr. Krutz’s annual base salary to $650,000 effective September 1. The other terms of Mr. Krutz’s employment agreement remain unchanged.
Outstanding Equity Awards at Fiscal Year End
2023 Outstanding Equity Awards at Fiscal Year-end Table
The following table sets forth information regarding the outstanding equity awards held by our Named Executive Officers as of December 31, 2023:

Option Awards	Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Doug Croxall	2,778	—	2,778	9.00	2/28/2028	899,520	$254,266	—	—
Doug Croxall	4,167	—	4,167	72.00	1/17/2029	—	—	—	—
Doug Croxall	18,056	—	18,056	135.00	4/13/2030	—	—	—	—

Doug Croxall	30,875	—	30,875	216.00	10/1/2030	—	—	—	—
Doug Croxall	219	—	219	216.00	4/1/2031
Doug Croxall	1,042	1,458	2,500	20.40	9/23/2032
Tim Koch	4,067	—	4,067	9.00	2/28/2028	33,662	$20,659	—	—
Tim Koch	833	—	833	72.00	1/17/2029	—	—	—	—

Tim Koch	5,333	—	5,333	135.00	4/13/2030	—	—	—	—
Tim Koch	9,950	608	9,950	216.00	12/30/2030	—	—	—	—
Tim Koch	434		1,042	20.40	9/23/2032
Joel Krutz	694	972	1,667	20.40	9/23/2032	450,558	$265,425

Option Re-pricings
We have not engaged in any option re-pricings or other modifications to any of our outstanding equity awards to our Named Executive Officers during fiscal year 2023.
Compensation of Directors
2023 Director Compensation Table
The following Director Compensation Table sets forth information concerning compensation for services rendered by our independent directors for fiscal year 2023.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Dr. DJ Nag(1)	$52,000	$12,500	$	—	$64,500

Scott Hobbs(2)	17,217	5,208		—	22,425
Daniel Marcus(3)	56,000	12,500			68,500
Total:	$125,217	$30,208	$	—	$155,425

(1)	Dr. Nag was appointed to serve as a member of the Board of Directors in July 2020. Dr. Nag held options to purchase 556 shares of our Common Stock.

(2)	Mr. Hobbs was appointed to serve as a member of the Board of Directors in September 2023.

(3)	Mr. Marcus was appointed to serve as a member of the Board of Directors in October 2022.

Mr. Croxall and Mr. Krutz have not been included in the Director Compensation Table because they were each a Named Executive Officer of our company for all of our 2023 fiscal year, and all compensation paid to him during our 2023 fiscal year is reflected in the Summary Compensation Table above.
Director Compensation Program
Directors who are employees of our company or of any of our subsidiaries receive no additional compensation for serving on our Board of Directors or any of its committees. All directors who are not employees of our company or of any of our subsidiaries are compensated at the rate of $12,000 per quarter. All directors who are not employees are eligible for annual equity compensation of $75,000 payable in shares of Common Stock.

Equity Compensation Plan Information

On October 31, 2022, we adopted the 2022 Plan. Under the 2022 Plan, the maximum number of shares of our Common Stock as to which awards may be granted under the 2022 Plan may not exceed seventy thousand (70,000) shares, which amount is subject to proportional adjustment as determined by our Board of Directors to reflect certain stock changes, such as stock dividends and stock splits.

Notwithstanding the foregoing, (a) the total number of shares of Common Stock that may be delivered pursuant to awards under the 2022 Plan shall automatically increase on the first trading day of each calendar year, beginning with the 2023 calendar year, by such number of shares of Common Stock as are necessary so that the total number of shares reserved for issuance under the 2022 Plan shall be equal to 19.9% of the total number of outstanding shares of Common Stock, determined on a fully diluted basis as of the applicable trading date (the “Stipulated Percentage”); (b) our Board of Directors may act prior to January 1st of a given calendar year to provide that (i) there will be no such automatic annual increase in the number of shares reserved for issuance under the 2022 Plan or (ii) the increase in the number of shares for such calendar year will be a lesser number of shares than necessary to maintain the Stipulated Percentage of shares reserved for issuance under the 2022 Plan.

On December 16, 2020, we adopted our 2020 Long-Term Incentive Plan (the “2020 Plan”). Under the 2020 Plan, there are 88,889 shares of our Common Stock available for issuance and the 2020 Plan has a term of 10 years. The available shares in the 2020 Plan will automatically increase on the first trading day in January of each calendar year during the term of the 2022 Plan, commencing with January 2021, by an amount equal to the lesser of (i) five percent (5%) of the total number of shares of Common Stock issued and outstanding on December 31 of the immediately preceding calendar year, (ii) 1,000,000 shares of Common Stock or (iii) such number of shares of Common Stock as may be established by our Board of Directors.

We grant equity-based compensation under our 2022 Plan, 2020 Plan and our 2016 Equity Incentive Plan (the “2016 Plan”). The 2022 Plan, 2020 Plan and 2016 Plan allows us to grant incentive and nonqualified stock options, and shares of restricted stock to our employees, directors and consultants. On June 14, 2019, the Board of Directors approved increasing the number of shares allocated to our 2016 Plan from 91,667 to 122,222.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options	(b) Weighted- Average Exercise Price of Outstanding Options	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	2,470,695	N/A	44,985
Equity compensation plans not approved by security holders	—	N/A	—
Total	2,470,695	N/A	44,985

SUBMISSION OF STOCKHOLDER PROPOSALS
Our Bylaws require advance notice of any proposal by a stockholder intended to be presented at an annual meeting that is not included in our notice of annual meeting and proxy statement because it was not timely submitted under the preceding paragraph, or made by or at the direction of any member of the Board of Directors, including any proposal for the nomination for election as a director. To be considered for such presentation at this Annual Meeting, because the Annual Meeting is being held more than 30 days before the anniversary date of the 2023 annual meeting of stockholders, we filed a Current Report on Form 8-K on May 10, 2024 providing that stockholder proposals must have been submitted no later than the close of business on May 15, 2024 (five days after the filing of the Current Report on Form 8-K).
To be considered for such presentation at our 2025 annual meeting of stockholders (the “2025 Annual Meeting”), any such stockholder proposal must be received by our Chief Financial Officer, Crown Electrokinetics Corp., 1110 NE Circle Blvd., Corvallis, Oregon 97330 not less than sixty days nor more than ninety days before the first anniversary of the date on which the corporation held its annual meeting in the immediately preceding year, and must otherwise comply with applicable rules and regulations of the SEC, including Rule 14a-8 of Regulation 14A under the Exchange Act, provided that if the 2025 Annual Meeting is scheduled to be held on a date more than 30 days before or after the anniversary date of the 2024 annual meeting of stockholders, a stockholder’s proposal shall be timely if delivered to, or mailed to and received by, the Board of Directors of our company not later than the close of business on the fifth day following the day on which public announcement of the date of the 2025 Annual

Meeting is first made by us, and in any case discretionary authority may be used if such proposal is untimely submitted.
In addition to satisfying the provisions in our bylaws relating to nominations of director candidates, including the deadline for written notices, to comply with the SEC’s universal proxy rule, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in compliance with Rule 14a-19 under the Exchange Act must provide notice that sets forth the information required by Rule 14a-19 no later than April 15, 2025.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. To our knowledge, based solely on review of the copies of such reports and amendments to such reports with respect to the year ended December 31, 2023 filed with the SEC, all required Section 16 reports under the Exchange Act for Reporting Persons were filed on a timely basis during the year ended December 31, 2023, except for late Form 4 filings reporting (i) one transaction by Doug Croxall and (ii) one transaction by Joel Krutz. As of the date of this proxy statement, all such Form 4s have been filed.
OTHER MATTERS
We will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the SEC, including the financial statements. Requests for copies of such Annual Report on Form 10-K should be directed to Crown Electrokinetics Corp., 1110 NE Circle Blvd., Corvallis, Oregon 97330, Attn: Chief Financial Officer.
Our Board of Directors does not know of any other matters that are to be presented for action at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their best judgment.
It is important that the proxies be returned promptly and that your shares are represented at the Annual Meeting. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

Annex A
SECOND AMENDED AND RESTATED
CERTIFICATE OF DESIGNATIONS,
PREFERENCES AND RIGHTS
OF
SERIES A PREFERRED STOCK
OF
CROWN ELECTROKINETICS CORP.
_______________

The undersigned, being the Chief Executive Officer and Chairman of Crown Electrokinetics Corp., a Delaware corporation (the “Company”), in accordance with the provisions of the Delaware General Corporation Law, does hereby certify:

That pursuant to the authority conferred upon the Board of Directors (the “Board”) of the Company by the Certificate of Incorporation of the Company, as amended (the “Certificate of Incorporation”), on January 5, 2021 there hereby created out of the shares of preferred stock of the Company, par value $0.0001 per share, as authorized in the Certificate of Incorporation (the “Preferred Stock”), a series of Preferred Stock of the Company, to be named “Series A Preferred Stock” consisting of 2,500 shares;

That pursuant to the authority conferred upon the Board by the Certificate of Incorporation, the Board, on January 22, 2021, adopted resolutions amending and restating this Certificate of Designation, Preferences and Rights of Series A Preferred Stock to increase the maximum number of shares of Series A Preferred Stock; and

That pursuant to the authority conferred upon the Board by the Certificate of Incorporation, the Board, on May [__], 2024, adopted the following resolutions amending and restating the Company’s Series A Preferred Stock;

That, on May [___], 2024, the holders of at least a majority of the outstanding shares of Series A Preferred Stock, voting separate as a single class, approved the following resolution to amend the Certificate of Designation, Preferences and Rights of Series A Preferred Stock.

NOW THEREFORE, BE IT RESOLVED, that, pursuant to the authority expressly vested in the Board and in accordance with the provisions of the Certificate of Incorporation and the DGCL, the Certificate of Designation, Preferences and Rights of Series A Preferred Stock shall, subject to approval of the Required Holders, be amended and restated and the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series and the qualifications, limitations or restrictions thereof are as follows:

TERMS OF PREFERRED STOCK

Section 1.     Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

“Alternate Consideration” shall have the meaning set forth in Section 7(e).
“Beneficial Ownership Limitation” shall have the meaning set forth in Section 6(d).
“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning set forth in Section 6(c)(iv).

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value $0.0001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Amount” means the sum of the Stated Value at issue.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Price” shall have the meaning set forth in Section 6(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fundamental Transaction” shall have the meaning set forth in Section 7(e).

“GAAP” means United States generally accepted accounting principles.

“Holder” shall have the meaning given such term in Section 2.

“Junior Securities” means the Common Stock and all other Common Stock Equivalents of the Corporation other than those securities which are explicitly senior or pari passu to the Preferred Stock in dividend rights or liquidation preference.

“Liquidation” shall have the meaning set forth in Section 5.

“New York Courts” shall have the meaning set forth in Section 8(d).

“Notice of Conversion” shall have the meaning set forth in Section 6(a).

“Original Issue Date” means the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
“Preferred Stock” shall have the meaning set forth in Section 2.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Date” shall have the meaning set forth in Section 6(c).

“Stated Value” shall have the meaning set forth in Section 2, as the same may be increased pursuant to Section 3.

“Subsidiary” means any subsidiary of the Corporation.
“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange (or any successors to any of the foregoing).

“Transfer Agent” means Equiniti Trust Company.
Section 2.     Designation, Amount and Par Value. The series of preferred stock shall be designated as its Series A Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be up to 300. Each share of Preferred Stock shall have a par value of $0.0001 per share and a stated value equal to $1,000, subject to increase set forth in Section 3 below (the “Stated Value”).
Section 3.     Dividends. Except for stock dividends or distributions for which adjustments are to be made pursuant to Section 7, the holders of the Preferred Stock (each, a “Holder” and collectively, the “Holders”) shall be entitled to receive, and the Corporation shall pay, dividends on shares of Preferred Stock (or any fraction of a share of Preferred Stock) equal (on an as-if-converted-to-Common-Stock basis) to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of the Common Stock.

Section 4.     Voting Rights. Except as otherwise provided herein or as otherwise required by law, the Preferred Stock shall have no voting rights. However, as long as any shares of Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation, (b) amend its certificate of incorporation or other charter documents in any manner that materially adversely affects any rights of the Holders, or (c) enter into any agreement with respect to any of the foregoing.
Section 5.     Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall (i) first be entitled to receive out of the assets, whether capital or surplus, of the Corporation an amount equal to the Stated Value for each share of Preferred Stock before any distribution or payment shall be made to the holders of any Junior Securities and (ii) then be entitled to receive out of the assets, whether capital or surplus, of the Corporation the same amount that a holder of Common Stock would receive if the Preferred Stock were fully converted (disregarding for such purposes any conversion limitations hereunder) to Common Stock which amounts shall be paid pari passu with all holders of Common Stock. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each Holder.

Section 6.     Conversion.

a)Conversions at Option of Holder. Each share of Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(d)) determined by dividing the Stated Value of such share of Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Preferred Stock to the Corporation unless all of the shares of Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Preferred Stock promptly following the Conversion Date at issue. Shares of Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

b)Conversion Price. The conversion price for the Preferred Stock shall equal $[____], subject to adjustment herein (the “Conversion Price”). For the avoidance of doubt, if the Stated Value of each share of Preferred Stock is $1,000 and the Conversion Price is $[____] per share then the conversion from Preferred Stock to Common Stock would be calculated by dividing $1,000 by $[____], resulting in the conversion of the Preferred Stock into [____] shares of Common Stock per share of Preferred Stock.

c)Mechanics of Conversion

i.Delivery of Conversion Shares Upon Conversion. Not later than three (3) Trading Days after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder (A) the number of Conversion Shares being acquired upon the conversion of the Preferred Stock, which Conversion Shares shall be free of restrictive legends and trading restrictions and (B) a bank check in the amount of accrued and unpaid dividends. The Corporation shall deliver the Conversion Shares electronically through the Depository Trust Company or another established clearing corporation performing similar functions.

ii.Failure to Deliver Conversion Shares. If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such Conversion Shares, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Conversion Shares issued to such Holder pursuant to the rescinded Conversion Notice.
iii.Obligation Absolute. The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. In the event a Holder shall elect to convert any or all of the Stated Value of its Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Preferred Stock of such Holder shall have been sought and obtained. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.
iv.Compensation for Buy-In on Failure to Timely Deliver Conversion Shares Upon Conversion. In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable Conversion Shares by the Share Delivery Date pursuant to Section 6(c)(i), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount, if any, by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Preferred Stock equal to the number of shares of Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(c)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Preferred Stock with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver Conversion Shares upon conversion of the shares of Preferred Stock as required pursuant to the terms hereof.
v.Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Preferred Stock as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then outstanding shares of Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

vi.[Reserved]

vii.Transfer Taxes and Expenses. The issuance of Conversion Shares on conversion of this Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holders of such shares of Preferred Stock and the Corporation shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The Corporation shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares.

d)Beneficial Ownership Limitation. The Corporation shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Preferred Stock beneficially owned by such Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Preferred Stock) beneficially owned by such Holder or any of its Affiliates or Attribution Parties.  Except as set forth in the preceding sentence, for purposes of this Section 6(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(d) applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and of how many shares of Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and how many shares of the Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request (which may be via email) of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock, by such Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Preferred Stock held by the applicable Holder. A Holder, upon notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 6(d)

applicable to its Preferred Stock provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Preferred Stock held by the Holder and the provisions of this Section 6(d) shall continue to apply. Any such increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Corporation and shall only apply to such Holder and no other Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Preferred Stock.

e)Company Conversion Right. If (i) the closing price of the Common Stock exceeds 300% of the then current Conversion Price (the “Mandatory Conversion Minimum Price”) for five (5) consecutive Trading Days (the “Mandatory Conversion Measuring Time”), (ii) the daily average trading volume for the Mandatory Conversion Measuring Time was in excess of $100,000 per Trading Day for thirty (30) consecutive Trading Days; (iii) the Common Stock is DWAC Eligible and not subject to a “DTC chill”, and (iv) the shares of Common Stock subject to the Company’s Conversion Right are “freely tradeable” shares (for the purposes of this sub-section, “freely tradeable” shares shall mean that such shares are eligible for resale pursuant to Rule 144 (provided the Company is compliant with its current public information requirements) promulgated by the Commission pursuant to the Securities Act, or such shares are the subject of a then effective registration statement, the Company shall have the right to require the Holder to convert all remaining Preferred Stock into Conversion Shares at the Conversion Price as of the Mandatory Conversion Date (as herein defined) (the “Mandatory Conversion”). The Company may exercise its right to require conversion under this Section 6(e) by delivering within two (2) Trading Days following the date of the Mandatory Conversion Measuring Time a written notice thereof by electronic mail or facsimile and overnight courier to the Holder and the Transfer Agent (the “Mandatory Conversion Notice”) and the date the Holder received such notice is referred to as the “Mandatory Conversion Notice Date”). The Mandatory Conversion Notice shall be irrevocable. The Mandatory Conversion Notice shall state (i) the Trading Day selected for the Mandatory Conversion in accordance with this Section 6(e), which Trading Day shall be no less than five (5) Trading Days and no more than fifteen (15) Trading Days following the Mandatory Conversion Notice Date (the “Mandatory Conversion Date”), (ii) the number of shares of Common Stock to be issued to the Holder on the Mandatory Conversion Date, and (iii) that there has been no failure to meet the conditions of this Section 6(e) (the “Mandatory Conversion Conditions”). Notwithstanding anything herein to the contrary, (i) if there has been a failure to meet the Mandatory Conversion Conditions at any time prior to the Mandatory Conversion Date, (A) the Company shall provide the Holder a subsequent notice to that effect and (B) unless the Holder waives the applicable Mandatory Conversion Condition failure, the Mandatory Conversion shall be canceled and the applicable Mandatory Conversion Notice shall be null and void and (ii) at any time prior to the date all of the shares of Common Stock to be delivered to the Holder (or its designee) in such Mandatory Conversion have been delivered in full, the Mandatory Conversion Amount may be converted, in whole or in part, by the Holder into shares of Common Stock pursuant to Section 6; provided, however, that in no instance may the Company effect a Mandatory Conversion that would result in the Holder exceeding the limitations of Section 6(d). Notwithstanding the foregoing, any Conversion Amount subject to a Mandatory Conversion may be converted by the Holder hereunder prior to the applicable Mandatory Conversion Date and such aggregate Conversion Amount converted hereunder whether or not before or after the Mandatory Conversion Notice Date and prior to such Mandatory Conversion Date shall reduce the Mandatory Conversion Amount to be converted on such Mandatory Conversion Date.

Section 7.     Certain Adjustments.

a)Stock Dividends and Stock Splits. If the Corporation, at any time while this Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.
b)Share Reservation. The Company shall instruct its transfer agent to reserve 105,000,000 common shares in the name of the Holder of the stock. The Company shall also execute an Irrevocable Transfer Agent Instruction letter allowing the Holder to be exempt from any requirement to obtain a medallion stock power and to adjust the share reservation on its behalf.
c)Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 7(a) above, if at any time the Corporation grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder of will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder’s Preferred Stock (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).
d)Pro Rata Distributions. During such time as this Preferred Stock is outstanding, if the Corporation declares or makes any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Preferred Stock, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Preferred Stock (without regard to any limitations on conversion hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder's right to participate in any such Distribution would result in the

Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

e)Fundamental Transaction. If, at any time while this Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 6(d) on the conversion of this Preferred Stock), the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6(d) on the conversion of this Preferred Stock). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration.
f)Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

g)Notice to the Holders.

i.Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.
ii.Notice to Allow Conversion by Holder. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Preferred Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation or any of the Subsidiaries, the Corporation shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert the Conversion Amount of this Preferred Stock (or any part hereof) during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.
    Section 8.    Miscellaneous.

a)Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at the address 1110 NE Circle Blvd., Corvallis, Oregon 97330, Attention: Chief Executive Officer, or such other facsimile number or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 8. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Corporation, or if no such facsimile number or address appears on the books of the Corporation, at the principal place of business of such Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.
b)Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages and accrued dividends, as applicable, on the shares of Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.
c)Lost or Mutilated Preferred Stock Certificate. If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

d)Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Certificate of Designation (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.
e)Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing.
f)Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

g)Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h)Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

RESOLVED, FURTHER, that the Chairman, the Chief Executive Officer, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file this Second Amended and Restated Certificate of Designation in accordance with the foregoing resolution and the provisions of Delaware law.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this [__] day of May, 2024.

By:______________________
Name: Doug Croxall
Title: Chief Executive Officer

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series A Preferred Stock indicated below into shares of common stock, par value $0.0001 per share (the “Common Stock”), of Crown Electrokinetics Corp., a Delaware corporation (the “Corporation”), according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

Conversion calculations:

Date to Effect Conversion: _____________________________________________
Number of shares of Preferred Stock owned prior to Conversion: _______________
Number of shares of Preferred Stock to be Converted: ________________________
Stated Value of shares of Preferred Stock to be Converted: ____________________
Number of shares of Common Stock to be Issued: ___________________________
Applicable Conversion Price:____________________________________________
Number of shares of Preferred Stock subsequent to Conversion: ________________
Address for Delivery: ______________________ or DWAC Instructions: Broker no: _________ Account no: ___________
[HOLDER] By:___________________________________ Name: Title:

*********************

Annex B
SECOND AMENDED AND RESTATED
CERTIFICATE OF DESIGNATIONS,
PREFERENCES AND RIGHTS
OF
SERIES B PREFERRED STOCK
OF
CROWN ELECTROKINETICS CORP.
_______________

The undersigned, being the Chief Executive Officer and Chairman of Crown Electrokinetics Corp., a Delaware corporation (the “Company”), in accordance with the provisions of the Delaware General Corporation Law, does hereby certify:

That pursuant to the authority conferred upon the Board of Directors (the “Board”) by the Certificate of Incorporation of the Company, as amended (the “Certificate of Incorporation”), on January 11, 2021, the Company created out of the shares of preferred stock of the Company, par value $0.0001 per share, as authorized in the Certificate of Incorporation (the “Preferred Stock”), a series of Preferred Stock of the Company, to be named “Series B Preferred Stock” consisting of 5,000 shares;

That pursuant to the authority conferred upon the Board by the Certificate of Incorporation, the Board, on January 22, 2021, adopted resolutions amending and restating this Certificate of Designation, Preferences and Rights of Series B Preferred Stock to increase the maximum number of shares of Series B Preferred Stock; and

That pursuant to the authority conferred upon the Board by the Certificate of Incorporation, the Board, on May [__], 2024, adopted the following resolutions amending and restating the Company’s Series B Preferred Stock;

That, on May [___], 2024, the holders of at least a majority of the outstanding shares of Series B Preferred Stock, voting separate as a single class, approved the following resolution to amend the Certificate of Designation, Preferences and Rights of Series B Preferred Stock.

NOW THEREFORE, BE IT RESOLVED, that, pursuant to the authority expressly vested in the Board and in accordance with the provisions of the Certificate of Incorporation and the DGCL, the Certificate of Designation, Preferences and Rights of Series B Preferred Stock shall, subject to approval of the Required Holders, be amended and restated and the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series and the qualifications, limitations or restrictions thereof are as follows:

TERMS OF PREFERRED STOCK

Section 1.     Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

“Alternate Consideration” shall have the meaning set forth in Section 7(e).
“Beneficial Ownership Limitation” shall have the meaning set forth in Section 6(d).

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning set forth in Section 6(c)(iv).

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value $0.0001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Amount” means the sum of the Stated Value at issue.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Price” shall have the meaning set forth in Section 6(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof.

““Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fundamental Transaction” shall have the meaning set forth in Section 7(e).

“GAAP” means United States generally accepted accounting principles.

“Holder” shall have the meaning given such term in Section 2.

“Junior Securities” means the Common Stock and all other Common Stock Equivalents of the Corporation other than those securities which are explicitly senior or pari passu to the Preferred Stock in dividend rights or liquidation preference.

“Liquidation” shall have the meaning set forth in Section 5.

“New York Courts” shall have the meaning set forth in Section 8(d).

“Notice of Conversion” shall have the meaning set forth in Section 6(a).

“Original Issue Date” means the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Stock” shall have the meaning set forth in Section 2.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Date” shall have the meaning set forth in Section 6(c).

“Stated Value” shall have the meaning set forth in Section 2, as the same may be increased pursuant to Section 3.

“Subsidiary” means any subsidiary of the Corporation.
“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange (or any successors to any of the foregoing).

“Transfer Agent” means Equiniti Trust Company.
Section 2.     Designation, Amount and Par Value. The series of preferred stock shall be designated as its Series B Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be up to 1,500. Each share of Preferred Stock shall have a par value of $0.0001 per share and a stated value equal to $1,000, subject to increase set forth in Section 3 below (the “Stated Value”).
Section 3.     Dividends. Except for stock dividends or distributions for which adjustments are to be made pursuant to Section 7, the holders of the Preferred Stock (each, a “Holder” and collectively, the “Holders”) shall be entitled to receive, and the Corporation shall pay, dividends on shares of Preferred Stock (or any fraction of a share of Preferred Stock) equal (on an as-if-converted-to-Common-Stock basis) to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of the Common Stock.

Section 4.     Voting Rights. Except as otherwise provided herein or as otherwise required by law, the Preferred Stock shall have no voting rights. However, as long as any shares of Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation, (b) amend its certificate of incorporation or other charter documents in any manner that materially adversely affects any rights of the Holders, or (c) enter into any agreement with respect to any of the foregoing.
Section 5.     Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall (i) first be entitled to receive out of the assets, whether capital or surplus, of the Corporation an amount equal to the Stated Value for each share of Preferred Stock before any distribution or payment shall be made to the holders of any Junior Securities and (ii) then be entitled to receive out of the assets, whether capital or surplus, of the Corporation the same amount that a holder of Common Stock would receive if the Preferred Stock were fully converted (disregarding for such purposes any conversion limitations hereunder) to Common Stock which amounts shall be paid pari passu with all holders of Common Stock. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each Holder.

Section 6.     Conversion.

a)Conversions at Option of Holder. Each share of Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(d)) determined by dividing the Stated Value of such share of Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Preferred Stock to the Corporation unless all of the shares of Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Preferred Stock promptly following the Conversion Date at issue. Shares of Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

b)Conversion Price. The conversion price for the Preferred Stock shall equal $[____], subject to adjustment herein (the “Conversion Price”). For the avoidance of doubt, if the Stated Value of each share of Preferred Stock is $1,000 and the Conversion Price is $[_____] per share then the conversion from Preferred Stock to Common Stock would be calculated by dividing $1,000 by $[_____], resulting in the conversion of the Preferred Stock into [____] shares of Common Stock per share of Preferred Stock.

c)Mechanics of Conversion

i.Delivery of Conversion Shares Upon Conversion. Not later than three (3) Trading Days after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder (A) the number of Conversion Shares being acquired upon the conversion of the Preferred Stock, which Conversion Shares shall be free of restrictive legends and trading restrictions and (B) a bank check in the amount of accrued and unpaid dividends. The Corporation shall deliver the Conversion Shares electronically through the Depository Trust Company or another established clearing corporation performing similar functions.

ii.Failure to Deliver Conversion Shares. If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such Conversion Shares, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Conversion Shares issued to such Holder pursuant to the rescinded Conversion Notice.

iii.Obligation Absolute. The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. In the event a Holder shall elect to convert any or all of the Stated Value of its Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Preferred Stock of such Holder shall have been sought and obtained. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.
iv.Compensation for Buy-In on Failure to Timely Deliver Conversion Shares Upon Conversion. In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable Conversion Shares by the Share Delivery Date pursuant to Section 6(c)(i), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount, if any, by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Preferred Stock equal to the number of shares of Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(c)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Preferred Stock with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The

Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver Conversion Shares upon conversion of the shares of Preferred Stock as required pursuant to the terms hereof.
v.Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Preferred Stock as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then outstanding shares of Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

vi.[Reserved].

vii.Transfer Taxes and Expenses. The issuance of Conversion Shares on conversion of this Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holders of such shares of Preferred Stock and the Corporation shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The Corporation shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares.

d)Beneficial Ownership Limitation. The Corporation shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Preferred Stock beneficially owned by such Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Preferred Stock) beneficially owned by such Holder or any of its Affiliates or Attribution Parties.  Except as set forth in the preceding sentence, for purposes of this Section

6(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(d) applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and of how many shares of Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and how many shares of the Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request (which may be via email) of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock, by such Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Preferred Stock held by the applicable Holder. A Holder, upon notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 6(d) applicable to its Preferred Stock provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Preferred Stock held by the Holder and the provisions of this Section 6(d) shall continue to apply. Any such increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Corporation and shall only apply to such Holder and no other Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Preferred Stock.

e)Company Conversion Right. If (i) the closing price of the Common Stock exceeds 300% of the then current Conversion Price (the “Mandatory Conversion Minimum Price”) for five (5) consecutive Trading Days (the “Mandatory Conversion Measuring Time”), (ii) the daily average trading volume for the Mandatory Conversion Measuring Time was in excess of $100,000 per Trading Day for thirty (30) consecutive Trading Days; (iii) the Common Stock is DWAC Eligible and not subject to a “DTC chill”, and (iv) the shares of Common Stock subject to the Company’s Conversion Right are “freely tradeable” shares (for the purposes of this sub-section, “freely tradeable” shares shall mean that such shares are eligible for resale pursuant to Rule 144 (provided the Company is compliant with its current public information requirements) promulgated by the Commission pursuant to the Securities Act, or such shares are the subject of a then effective registration statement, the Company shall have the right to require the Holder to convert all remaining Preferred Stock into Conversion Shares at the Conversion Price as of the Mandatory

Conversion Date (as herein defined) (the “Mandatory Conversion”). The Company may exercise its right to require conversion under this Section 6(e) by delivering within two (2) Trading Days following the date of the Mandatory Conversion Measuring Time a written notice thereof by electronic mail or facsimile and overnight courier to the Holder and the Transfer Agent (the “Mandatory Conversion Notice”) and the date the Holder received such notice is referred to as the “Mandatory Conversion Notice Date”). The Mandatory Conversion Notice shall be irrevocable. The Mandatory Conversion Notice shall state (i) the Trading Day selected for the Mandatory Conversion in accordance with this Section 6(e), which Trading Day shall be no less than five (5) Trading Days and no more than fifteen (15) Trading Days following the Mandatory Conversion Notice Date (the “Mandatory Conversion Date”), (ii) the number of shares of Common Stock to be issued to the Holder on the Mandatory Conversion Date, and (iii) that there has been no failure to meet the conditions of this Section 6(e) (the “Mandatory Conversion Conditions”). Notwithstanding anything herein to the contrary, (i) if there has been a failure to meet the Mandatory Conversion Conditions at any time prior to the Mandatory Conversion Date, (A) the Company shall provide the Holder a subsequent notice to that effect and (B) unless the Holder waives the applicable Mandatory Conversion Condition failure, the Mandatory Conversion shall be canceled and the applicable Mandatory Conversion Notice shall be null and void and (ii) at any time prior to the date all of the shares of Common Stock to be delivered to the Holder (or its designee) in such Mandatory Conversion have been delivered in full, the Mandatory Conversion Amount may be converted, in whole or in part, by the Holder into shares of Common Stock pursuant to Section 6; provided, however, that in no instance may the Company effect a Mandatory Conversion that would result in the Holder exceeding the limitations of Section 6(d). Notwithstanding the foregoing, any Conversion Amount subject to a Mandatory Conversion may be converted by the Holder hereunder prior to the applicable Mandatory Conversion Date and such aggregate Conversion Amount converted hereunder whether or not before or after the Mandatory Conversion Notice Date and prior to such Mandatory Conversion Date shall reduce the Mandatory Conversion Amount to be converted on such Mandatory Conversion Date.

Section 7.     Certain Adjustments.

a)Stock Dividends and Stock Splits. If the Corporation, at any time while this Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.
b)Share Reservation. The Company shall instruct its transfer agent to reserve 105,000,000 common shares in the name of the Holder of the stock. The Company shall also execute an Irrevocable Transfer Agent Instruction letter allowing the Holder to be exempt from any requirement to obtain a medallion stock power and to adjust the share reservation on its behalf.
c)Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 7(a) above, if at any time the Corporation grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder of will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder’s Preferred Stock (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).
d)Pro Rata Distributions. During such time as this Preferred Stock is outstanding, if the Corporation declares or makes any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Preferred Stock, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Preferred Stock (without regard to any limitations on conversion hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

e)Fundamental Transaction. If, at any time while this Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a

“Fundamental Transaction”), then, upon any subsequent conversion of this Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 6(d) on the conversion of this Preferred Stock), the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6(d) on the conversion of this Preferred Stock). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration.
f)Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

g)Notice to the Holders.

i.Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.
ii.Notice to Allow Conversion by Holder. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Preferred Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation or any of the Subsidiaries, the Corporation shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert the Conversion Amount of this Preferred Stock (or any part hereof) during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.
    Section 8.    Miscellaneous.

a)Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at the address 1110 NE Circle Blvd., Corvallis, Oregon 97330, Attention: Chief Executive Officer, or such other facsimile number or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 8. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Corporation, or if no such facsimile number or address appears on the books of the Corporation, at the principal place of business of such Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.
b)Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages and accrued dividends, as applicable, on the shares of Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.
c)Lost or Mutilated Preferred Stock Certificate. If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

d)Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Certificate of Designation (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.
e)Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing.
f)Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

g)Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h)Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

RESOLVED, FURTHER, that the Chairman, the Chief Executive Officer, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file this Second

Amended and Restated Certificate of Designation in accordance with the foregoing resolution and the provisions of Delaware law.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this [__] day of May, 2024.

By: ____________________
Name: Doug Croxall
Title: Chief Executive Officer

ANNEX B

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series B Preferred Stock indicated below into shares of common stock, par value $0.0001 per share (the “Common Stock”), of Crown Electrokinetics Corp., a Delaware corporation (the “Corporation”), according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

Conversion calculations:

Date to Effect Conversion: _____________________________________________
Number of shares of Preferred Stock owned prior to Conversion: _______________
Number of shares of Preferred Stock to be Converted: ________________________
Stated Value of shares of Preferred Stock to be Converted: ____________________
Number of shares of Common Stock to be Issued: ___________________________
Applicable Conversion Price:____________________________________________
Number of shares of Preferred Stock subsequent to Conversion: ________________
Address for Delivery: ______________________ or DWAC Instructions: Broker no: _________ Account no: ___________
[HOLDER] By:___________________________________ Name: Title:

*********************

Annex C
AMEND AND RESTATED
CERTIFICATE OF DESIGNATIONS,
PREFERENCES AND RIGHTS
OF
SERIES C PREFERRED STOCK
OF
CROWN ELECTROKINETICS CORP.
_______________

The undersigned, being the Chief Executive Officer and Chairman of Crown Electrokinetics Corp., a Delaware corporation (the “Company”), in accordance with the provisions of the Delaware General Corporation Law, does hereby certify:
     That pursuant to the authority conferred upon the Board of Directors (the “Board”) by the Certificate of Incorporation of the Company, as amended (the “Certificate of Incorporation”), on February 19, 2021, the Company created out of the shares of preferred stock of the Company, par value $0.0001 per share, as authorized in the Certificate of Incorporation (the “Preferred Stock”), a series of Preferred Stock of the Company, to be named “Series C Preferred Stock” consisting of 600,000 shares;
That pursuant to the authority conferred upon the Board by the Certificate of Incorporation, the Board, on May [__], 2024, adopted the following resolutions amending and restating the Company’s Certificate of Designation, Preferences and Rights of Series C Preferred Stock;
That, on May [___], 2024, the holders of at least a majority of the outstanding shares of the Preferred Stock, voting separate as a single class, approved the following resolution to amend the Certificate of Designation, Preferences and Rights of Series C Preferred Stock.
NOW THEREFORE, BE IT RESOLVED, that, pursuant to the authority expressly vested in the Board and in accordance with the provisions of the Certificate of Incorporation and the DGCL, the Certificate of Designation, Preferences and Rights of Series C Preferred Stock shall, subject to approval of the Required Holders, be amended and restated and the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series and the qualifications, limitations or restrictions thereof are as follows:

TERMS OF PREFERRED STOCK

Section 1.     Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

“Alternate Consideration” shall have the meaning set forth in Section 7(e).
“Beneficial Ownership Limitation” shall have the meaning set forth in Section 6(d).
“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning set forth in Section 6(c)(iv).

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value $0.0001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Amount” means the sum of the Stated Value at issue.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Price” shall have the meaning set forth in Section 6(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fundamental Transaction” shall have the meaning set forth in Section 7(e).

“GAAP” means United States generally accepted accounting principles.

“Holder” shall have the meaning given such term in Section 2.

“Junior Securities” means the Common Stock and all other Common Stock Equivalents of the Corporation other than those securities which are explicitly senior or pari passu to the Preferred Stock in dividend rights or liquidation preference.

“Liquidation” shall have the meaning set forth in Section 5.

“New York Courts” shall have the meaning set forth in Section 8(d).

“Notice of Conversion” shall have the meaning set forth in Section 6(a).

“Original Issue Date” means the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
“Preferred Stock” shall have the meaning set forth in Section 2.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Date” shall have the meaning set forth in Section 6(c).

“Stated Value” shall have the meaning set forth in Section 2, as the same may be increased pursuant to Section 3.

“Subsidiary” means any subsidiary of the Corporation.
“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange (or any successors to any of the foregoing).

“Transfer Agent” means Equiniti Trust Company.
Section 2.     Designation, Amount and Par Value. The series of preferred stock shall be designated as its Series C Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be up to 600,000 (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization of the Preferred Stock). Each share of Preferred Stock shall have a par value of $0.0001 per share and a stated value equal to $1.00, subject to increase set forth in Section 3 below and subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Preferred Stock (the “Stated Value”).
Section 3.     Dividends. Except for stock dividends or distributions for which adjustments are to be made pursuant to Section 7, the holders of the Preferred Stock (each, a “Holder” and collectively, the “Holders”) shall be entitled to receive, and the Corporation shall pay, dividends on shares of Preferred Stock (or any fraction of a share of Preferred Stock) equal (on an as-if-converted-to-Common-Stock basis) to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of the Common Stock.

Section 4.     Voting Rights. Except as otherwise provided herein or as otherwise required by law, the Preferred Stock shall have no voting rights. However, as long as any shares of Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation, (b) amend its certificate of incorporation or other charter documents in any manner that materially adversely affects any rights of the Holders, or (c) enter into any agreement with respect to any of the foregoing.
Section 5.     Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall (i) first be entitled to receive out of the assets, whether capital or surplus, of the Corporation an amount equal to the Stated Value for each share of Preferred Stock before any distribution or payment shall be made to the holders of any Junior Securities and (ii) then be entitled to receive out of the assets, whether capital or surplus, of the Corporation the same amount that a holder of Common Stock would receive if the Preferred Stock were fully converted (disregarding for such purposes any conversion limitations hereunder) to Common Stock which amounts shall be paid pari passu with all holders of the Corporation’s Series A Preferred Stock, Series B Preferred Stock and Common Stock. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each Holder.

Section 6.     Conversion.

a)Conversions at Option of Holder. Each share of Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(d)) determined by dividing the Stated Value of such share of Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by electronic mail or facsimile such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Preferred Stock to the Corporation unless all of the shares of Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Preferred Stock promptly following the Conversion Date at issue. Shares of Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

b)Conversion Price. The conversion price for the Preferred Stock shall equal $[___], subject to adjustment herein (the “Conversion Price”). For the avoidance of doubt, if the Stated Value of each share of Preferred Stock is $1,000 and the Conversion Price is $[___] per share then the conversion from Preferred Stock to Common Stock would be calculated by dividing $1,000 by $[___], resulting in the conversion of the Preferred Stock into [___] shares of Common Stock per share of Preferred Stock.

c)Mechanics of Conversion

i.Delivery of Conversion Shares Upon Conversion. Not later than three (3) Trading Days after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder (A) the number of Conversion Shares being acquired upon the conversion of the Preferred Stock, which Conversion Shares shall be free of restrictive legends and trading restrictions and (B) a bank check in the amount of accrued and unpaid dividends. The Corporation shall deliver the Conversion Shares electronically through the Depository Trust Company or another established clearing corporation performing similar functions.

ii.Failure to Deliver Conversion Shares. If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such Conversion Shares, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Conversion Shares issued to such Holder pursuant to the rescinded Conversion Notice.
iii.Obligation Absolute. The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares;

provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. In the event a Holder shall elect to convert any or all of the Stated Value of its Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Preferred Stock of such Holder shall have been sought and obtained. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.
iv.Compensation for Buy-In on Failure to Timely Deliver Conversion Shares Upon Conversion. In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable Conversion Shares by the Share Delivery Date pursuant to Section 6(c)(i), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount, if any, by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Preferred Stock equal to the number of shares of Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(c)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Preferred Stock with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver Conversion Shares upon conversion of the shares of Preferred Stock as required pursuant to the terms hereof.

v.Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Preferred Stock as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then outstanding shares of Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

vi.[Reserved]

vii.Transfer Taxes and Expenses. The issuance of Conversion Shares on conversion of this Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holders of such shares of Preferred Stock and the Corporation shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The Corporation shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares.

d)Beneficial Ownership Limitation. The Corporation shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Preferred Stock beneficially owned by such Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Preferred Stock) beneficially owned by such Holder or any of its Affiliates or Attribution Parties.  Except as set forth in the preceding sentence, for purposes of this Section 6(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(d) applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and of how many shares of Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and how many shares of the Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request (which may be via email) of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock, by such Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Preferred Stock held by the applicable Holder. A Holder, upon notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 6(d) applicable to its Preferred Stock provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Preferred Stock held by the Holder and the provisions of this Section 6(d) shall continue to apply. Any such increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Corporation and shall only apply to such Holder and no other Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Preferred Stock.

e)Company Conversion Right. If (i) the closing price of the Common Stock exceeds 300% of the then current Conversion Price (the “Mandatory Conversion Minimum Price”) for five (5) consecutive Trading Days (the “Mandatory Conversion Measuring Time”), (ii) the daily average trading volume for the Mandatory Conversion Measuring Time was in excess of $100,000 per Trading Day for thirty (30) consecutive Trading Days; (iii) the Common Stock is DWAC Eligible and not subject to a “DTC chill”, and (iv) the shares of Common Stock subject to the Company’s Conversion Right are “freely tradeable” shares (for the purposes of this sub-section, “freely tradeable” shares shall mean that such shares are eligible for resale pursuant to Rule 144 (provided the Company is compliant with its current public information requirements) promulgated by the Commission pursuant to the Securities Act, or such shares are the subject of a then effective registration statement, the Company shall have the right to require the Holder to convert all remaining Preferred Stock into Conversion Shares at the Conversion Price as of the Mandatory Conversion Date (as herein defined) (the “Mandatory Conversion”). The Company may exercise its right to require conversion under this Section 6(e) by delivering within two (2) Trading Days following the date of the Mandatory Conversion Measuring Time a written notice thereof by electronic mail or facsimile and overnight courier to the Holder and the Transfer Agent (the “Mandatory Conversion Notice”) and the date the Holder received such notice is referred to as the “Mandatory Conversion Notice Date”). The Mandatory Conversion Notice shall be irrevocable. The Mandatory Conversion Notice shall state (i) the Trading Day selected for the Mandatory Conversion in accordance with this Section 6(e), which Trading Day shall be no less than five (5) Trading Days and no more than fifteen (15) Trading Days following the Mandatory Conversion Notice Date (the “Mandatory Conversion Date”), (ii) the number of shares of Common Stock to be issued to the Holder on the Mandatory Conversion Date, and (iii) that there has been no failure to meet the conditions of this Section 6(e) (the “Mandatory Conversion Conditions”). Notwithstanding

anything herein to the contrary, (i) if there has been a failure to meet the Mandatory Conversion Conditions at any time prior to the Mandatory Conversion Date, (A) the Company shall provide the Holder a subsequent notice to that effect and (B) unless the Holder waives the applicable Mandatory Conversion Condition failure, the Mandatory Conversion shall be cancelled and the applicable Mandatory Conversion Notice shall be null and void and (ii) at any time prior to the date all of the shares of Common Stock to be delivered to the Holder (or its designee) in such Mandatory Conversion have been delivered in full, the Mandatory Conversion Amount may be converted, in whole or in part, by the Holder into shares of Common Stock pursuant to Section 6; provided, however, that in no instance may the Company effect a Mandatory Conversion that would result in the Holder exceeding the limitations of Section 6(d). Notwithstanding the foregoing, any Conversion Amount subject to a Mandatory Conversion may be converted by the Holder hereunder prior to the applicable Mandatory Conversion Date and such aggregate Conversion Amount converted hereunder whether or not before or after the Mandatory Conversion Notice Date and prior to such Mandatory Conversion Date shall reduce the Mandatory Conversion Amount to be converted on such Mandatory Conversion Date.

Section 7.     Certain Adjustments.

a)Stock Dividends and Stock Splits. If the Corporation, at any time while this Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.
b)Share Reservation. The Company shall instruct its transfer agent to reserve [___] common shares in the name of the Holder of the stock. The Company shall also execute an Irrevocable Transfer Agent Instruction letter allowing the Holder to be exempt from any requirement to obtain a medallion stock power and to adjust the share reservation on its behalf.
c)Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 7(a) above, if at any time the Corporation grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder of will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder’s Preferred Stock (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d)Pro Rata Distributions. During such time as this Preferred Stock is outstanding, if the Corporation declares or makes any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Preferred Stock, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Preferred Stock (without regard to any limitations on conversion hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

e)Fundamental Transaction. If, at any time while this Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 6(d) on the conversion of this Preferred Stock), the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6(d) on the conversion of this Preferred Stock). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the

Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration.
f)Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

g)Notice to the Holders.

i.Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.
ii.Notice to Allow Conversion by Holder. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Preferred Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation or any of the Subsidiaries, the Corporation shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert the Conversion Amount of this Preferred Stock (or any part hereof) during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.
    Section 8.    Miscellaneous.

a)Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by electronic mail or facsimile, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at the address 1110 NE Circle Blvd., Corvallis, Oregon 97330, Attention: Chief Executive Officer, email: doug@crownek.com, or such other facsimile number, email address or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 8. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by electronic mail or facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number, email address or address of such Holder appearing on the books of the Corporation, or if no such facsimile number, email address or address appears on the books of the Corporation, at the principal place of business of such Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail at the facsimile number or email address provided for in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or electronic mail at the facsimile number or email address provided for in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.
b)Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages and accrued dividends, as applicable, on the shares of Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.
c)Lost or Mutilated Preferred Stock Certificate. If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

d)Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Certificate of Designation (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.
e)Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing.
f)Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

g)Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h)Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

RESOLVED, FURTHER, that the Chairman, the Chief Executive Officer, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file this Amended and Restated Certificate of Designation in accordance with the foregoing resolution and the provisions of Delaware law.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this ___ day of May, 2024.

By:
Name: Doug Croxall
Title: Chief Executive Officer

ANNEX C

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series C Preferred Stock indicated below into shares of common stock, par value $0.0001 per share (the “Common Stock”), of Crown Electrokinetics Corp., a Delaware corporation (the “Corporation”), according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

Conversion calculations:

Date to Effect Conversion: _____________________________________________
Number of shares of Preferred Stock owned prior to Conversion: _______________
Number of shares of Preferred Stock to be Converted: ________________________
Stated Value of shares of Preferred Stock to be Converted: ____________________
Number of shares of Common Stock to be Issued: ___________________________
Applicable Conversion Price:____________________________________________
Number of shares of Preferred Stock subsequent to Conversion: ________________
Address for Delivery: ______________________ or DWAC Instructions: Broker no: _________ Account no: ___________
[HOLDER] By:___________________________________ Name: Title:

*********************

Annex D
CERTIFICATE OF AMENDMENT
TO
THE CERTIFICATE OF INCORPORATION
OF
CROWN ELECTROKINETICS CORP.
Crown Electrokinetics Corp. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:
FIRST. The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by changing Article Four, so that, as amended, the following Section C shall be added after Section B:
“C. Reverse Stock Split. Effective at [            ], Eastern Time, on [            ] (the “Reverse Split Effective Time”), every ([            ]) share of Common Stock issued and outstanding or held by the Corporation as treasury shares as of the Reverse Split Effective Time shall automatically, and without action on the part of the stockholders, be combined, reclassified and changed into one (1) validly issued, fully paid and non-assessable share of Common Stock, without effecting a change to the par value per share of Common Stock, subject to the treatment of fractional interests as described below (the “Reverse Split”). Notwithstanding the immediately preceding sentence, no fractional shares will be issued in connection with the combination effected by the preceding sentence. In lieu of any fractional shares, the Corporation will issue to stockholders of record who would otherwise be entitled to receive a fractional share because the number of shares of Common Stock they hold of record before the Reverse Split is not evenly divisible by the Reverse Split ratio that number of shares of Common Stock as rounded up to the nearest whole share. No stockholders will receive cash in lieu of fractional shares. As of the Reverse Split Effective Time and thereafter, a certificate(s) representing shares of Common Stock prior to the Reverse Split is deemed to represent the number of post-Reverse Split shares into which the pre-Reverse Split shares were reclassified and combined. The Reverse Split shall also apply to any outstanding securities or rights convertible into, or exchangeable or exercisable for, Common Stock of the Corporation and all references to such Common Stock in agreements, arrangements, documents and plans relating thereto or any option or right to purchase or acquire shares of Common Stock shall be deemed to be references to the Common Stock or options or rights to purchase or acquire shares of Common Stock, as the case may be, after giving effect to the Reverse Split.”
SECOND. That a resolution was duly adopted by unanimous written consent of the directors of the Corporation, pursuant to Section 242 of the DGCL, setting forth the above mentioned amendment to the Amended and Restated Certificate of Incorporation and declaring said amendment to be advisable.
THIRD. That this amendment was duly authorized by the holders of a majority of the voting stock of the Corporation by written consent of the stockholders of the Corporation. Said amendment was duly adopted in accordance with the provisions of the DGCL.
IN WITNESS WHEREOF, this Certificate of Amendment of the Amended and Restated Certificate of Incorporation has been signed by the Chief Executive Officer of the Corporation this ___ day of ______, 202__.

CROWN ELECTROKINETICS CORP.
By:
D-1

Name:
Title:

D-2

Annex E
CROWN ELECTROKINETICS CORP.
2024 EMPLOYEE INCENTIVE PLAN
* * * * *

    1.    Purpose.    The purpose of the Crown Electrokinetics Corp. 2024 Employee Incentive Plan (the “Plan”) is to further and promote the interests of Crown Electrokinetics Corp. (the “Company”), its Subsidiaries and its shareholders by enabling the Company and its Subsidiaries to attract, retain and motivate employees, directors and consultants, or those who will become employees, directors or consultants, and to align the interests of those individuals and the Company’s shareholders. To do this, the Plan offers performance-based incentive awards and equity-based opportunities providing such employees, directors and consultants with a proprietary interest in maximizing the growth, profitability and overall success of the Company and its Subsidiaries. The Plan was adopted by the Board of Directors of the Company, effective as of May 9, 2024 (the “Effective Date”), subject to approval by the Company’s shareholders.

    2.    Definitions.    For purposes of the Plan, the following terms shall have the meanings set forth below:

        2.1    “Award” means an award or grant made to a Participant under Sections 6, 7, 8, 9 and/or 10 of the Plan.

        2.2    “Award Agreement” means the agreement executed by a Participant pursuant to Sections 3.2 and 16.7 of the Plan in connection with the granting of an Award.

        2.3    “Board” means the Board of Directors of the Company, as constituted from time to time.

        2.4    “Cause” means: With respect to any employee or consultant of the Company, unless the applicable Award Agreement states otherwise:

(a)If the employee or consultant is a party to an employment or service agreement with the Company or its affiliates and such agreement provides for a definition of Cause, the definition contained therein; or

(b)If no such agreement exists, or if such agreement does not define Cause: (i) the conviction of, or plea of guilty or no contest to, a felony or a misdemeanor involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an affiliate; (ii) conduct that has or reasonably could have a material adverse effect on the business, goodwill, or reputation of the Company or any of its affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an affiliate; (iv) material violation of state or federal securities laws; or (v) material violation of the Company’s written policies or codes of conduct, including, but not limited to, written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct, the Crown Electrokinetics Nondisclosure and Assignment of Inventions Agreement, Crown Electrokinetics Policy Regarding Confidentiality and Securities Trades by Company Personnel, and Crown Electrokinetics Code of Business Conduct and Ethics.

(c)With respect to any member of the Board, unless the applicable Award Agreement states otherwise, a determination by a majority of the disinterested Board members that the director has engaged in any of the following: (i) malfeasance in office; (ii) gross misconduct or neglect; (iii) false or fraudulent misrepresentation inducing the director’s appointment; (iv) willful conversion of corporate funds; or (v) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

        2.5    “Code” means the Internal Revenue Code of 1986, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

        2.6    “Committee” means the committee of the Board established to administer the Plan, as described in Section 3 of the Plan, or if no such committee has been appointed or established, the Board.
        2.7    “Common Stock” means the Common Stock, par value $0.0001 per share, of the Company, or any security of the Company issued by the Company in substitution or exchange therefor.

        2.8    “Company” means Crown Electrokinetics Corp., a Delaware corporation, or any successor entity to Crown Electrokinetics Corp.

        2.9    “Disqualifying Disposition” is defined in Section 16.8 of the Plan.

        2.10    “Effective Date” is defined in Section 1 of the Plan.

        2.11    “Exchange Act” means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

        2.12    “Fair Market Value” means on, or with respect to, any given date(s), the average of the highest and lowest market prices of the Common Stock, as reported on a public exchange for such date(s) or, if the Common Stock was not traded on such date(s), on the next preceding day or days on which the Common Stock was traded. If at any time the Common Stock is not traded on an exchange, the Fair Market Value of a share of the Common Stock shall be determined in good faith by the Board. The determination of Fair Market Value shall, where applicable, be in compliance with Code Section 409A.

        2.13    “Incentive Stock Option” means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is intended to be (and is specifically designated as) an “incentive stock option” within the meaning of Section 422 of the Code.

        2.14    “Non-Qualified Stock Option” means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is not (and is specifically designated as not being) an Incentive Stock Option.

        2.15    “Participant” means any individual who is selected from time to time under Section 5 to receive an Award under the Plan.

        2.16    “Performance Units” means the monetary units granted under Section 10 of the Plan and the relevant Award Agreement.

        2.17    “Plan” means the Crown Electrokinetics Corp. 2024 Employee Incentive Plan, as set forth herein and as in effect and as amended from time to time (together with any rules and regulations promulgated by the Committee with respect thereto).

        2.18    “Restricted Shares” means the restricted shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan and the relevant Award Agreement.

        2.19    “Restricted Share Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one share of Common Stock, granted pursuant to the provisions of Section 9 of the Plan and the relevant Award Agreement. Each Restricted Share Unit represents an unfunded and unsecured obligation of the Company. A Participant shall have no voting rights with respect to any Restricted Share Units.

        2.20    “Stock Appreciation Right” means an Award described in Section 7.2 of the Plan and granted pursuant to the provisions of Section 7 of the Plan.

        2.21    “Subsidiary(ies)” means any corporation (other than the Company), trust, partnership or limited liability company in an unbroken chain of entities, including and beginning with the Company, if each of such entities, other than the last entity in the unbroken chain, owns, directly or indirectly, more than fifty percent (50%) of the voting shares, partnership, beneficial or membership interests in one of the other entities in such chain.

        2.22    “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing incentive stock options under the Code. Notwithstanding the foregoing provisions of this Section 2.22, in the event an Award issued under the Plan is subject to Code Section 409A, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Code Section 409A, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

    3.    Administration.

        3.1    The Committee. The Plan shall be administered by the Committee. Subject to the last sentence of this Section 3.1, the Committee shall be appointed from time to time by the Board and shall be comprised of not less than two (2) of the then members of the Board who are Non-Employee Directors (within the meaning of SEC Rule 16b-3(b)(3)) of the Company. Consistent with the Bylaws of the Company, members of the Committee shall serve at the pleasure of the Board and the Board, subject to the immediately preceding sentence, may at any time and from time to time remove members from, or add members to, the Committee. In the event that the Board has not appointed the Committee, then the Board shall have all the powers of the Committee under the Plan.

        3.2    Plan Administration and Plan Rules. The Committee is authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to the implementation, administration and maintenance of the Plan. Subject to the terms and conditions of the Plan, the Committee shall make all determinations necessary or advisable for the implementation, administration and maintenance of the Plan including, without limitation, (a) selecting the Plan’s Participants, (b) making Awards in such amounts and form as the Committee shall determine, (c) imposing such restrictions, terms and conditions upon such Awards as the Committee shall deem appropriate, and (d) correcting any technical defect(s) or technical omission(s), or reconciling any technical inconsistency(ies), in the Plan and/or any Award Agreement. The Committee may designate persons other than members of the Committee to carry out the day-to-day ministerial administration of the Plan under such conditions and limitations as it may prescribe, except that the Committee shall not delegate its authority with regard to the selection for participation in the Plan and/or the granting of any Awards to Participants. The Committee’s determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, implementation or maintenance of the Plan shall be final, conclusive and binding upon all Participants and any person(s) claiming under or through any Participants. The Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Committee, by execution of written agreements and/or other instruments in such form as is approved by the Committee. The Committee may, in its sole discretion, delegate its authority to one or more senior executive officers for the purpose of making Awards to Participants who are not subject to Section 16 of the Exchange Act.

        3.3    Liability Limitation. Neither the Board nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan (or any Award Agreement), and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage which may be in effect from time to time.

    4.    Term of Plan/Common Stock Subject to Plan.

        4.1    Term. Unless terminated earlier by the Board, the Plan shall terminate on June __, 2034 (the tenth (10th) anniversary of the Effective Date), except with respect to Awards then outstanding. After such date no further Awards shall be granted under the Plan.

        4.2    Common Stock. The maximum number of shares of Common Stock in respect of which Awards may be granted or paid out under the Plan, subject to adjustment as provided in Section 14.2 of the Plan, shall not initially exceed Nineteen Million (19,000,000) shares (the “Initial Share Limit”); all of which may be issued pursuant to the exercise of Incentive Stock Options. In the event of a change in the Common Stock of the Company that is limited to a change in the designation thereof to “Capital Stock” or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be the Common Stock for purposes of the Plan. Common Stock which may be issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company (in the open-market or in private transactions) and which are being held as treasury shares. No fractional shares of Common Stock shall be issued under the Plan.

Notwithstanding the foregoing, (a) the total number of shares of Common Stock that may be delivered pursuant to Awards under the Plan shall automatically increase on the first trading day of each calendar quarter, beginning with the calendar quarter commencing on July 1, 2024, by such number of shares of Common Stock as are necessary so that the total number of shares reserved for issuance under the Plan shall be equal to 19.9% of the total number of outstanding shares of Common Stock, determined on a fully diluted basis as of the applicable trading date (the “Stipulated Percentage”); (b) the Board may act prior to the first day of a given calendar quarter to provide that (i) there will be no such automatic quarterly increase in the number of shares reserved for issuance under the Plan or (ii) the increase in the number of shares for such calendar quarter will be a lesser number of shares than necessary to maintain the Stipulated Percentage of shares reserved for issuance under the Plan; and (c) unless an increase in shares reserved for issuance under the Plan in excess of the Initial Share Limit has been approved by the Company’s shareholders, the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options shall not exceed the Initial Share Limit or, if greater, the number of shares of Common Stock subsequently approved by the requisite vote of the Company’s shareholders entitled to vote thereon.

        4.3    Computation of Available Shares. For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the limitations set forth in Section 4.2 of the Plan the maximum number of shares of Common Stock potentially subject to issuance upon exercise or settlement of Awards granted under Sections 6 and 7 of the Plan, the number of shares of Common Stock issued under grants of Restricted Shares pursuant to Section 8 of the Plan, the number of shares of Common Stock issuable under grants of Restricted Share Units pursuant to Section 9 of the Plan, and the maximum number of shares of Common Stock potentially issuable under grants or payments of Performance Units pursuant to Section 10 of the Plan, in each case determined as of the date on which such Awards are granted. If any Awards expire unexercised or are forfeited, surrendered, cancelled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock which were theretofore subject (or potentially subject) to such Awards shall again be available for Awards under the Plan to the extent of such expiration, forfeiture, surrender, cancellation, termination or settlement of such Awards.

    5.    Eligibility. Individuals eligible for Awards under the Plan shall consist of employees, directors and consultants, or those who will become employees, directors or consultants, of the Company and/or its

Subsidiaries whose performance or contribution, in the sole discretion of the Committee, benefits or will benefit the Company or any Subsidiary.

    6.    Stock Options.

        6.1    Terms and Conditions. Stock options granted under the Plan shall be in respect of Common Stock and may be in the form of Incentive Stock Options or Non-Qualified Stock Options (sometimes referred to collectively herein as the “Stock Option(s)”). Such Stock Options shall be subject to the terms and conditions set forth in this Section 6 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

        6.2    Grant. Stock Options may be granted under the Plan in such form as the Committee may from time to time approve. Stock Options may be granted alone or in addition to other Awards under the Plan or in tandem with Stock Appreciation Rights. Special provisions shall apply to Incentive Stock Options granted to any employee who owns (within the meaning of Section 422(b)(6) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent corporation or any subsidiary of the Company, within the meaning of Sections 424(e) and (f) of the Code (a “10% Shareholder”).

        6.3    Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee; provided, however, that the exercise price of a Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of such Stock Option; provided, further, however, that, in the case of a 10% Shareholder, the exercise price of an Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

        6.4    Term. The term of each Stock Option shall be such period of time as is fixed by the Committee; provided, however, that the term of any Incentive Stock Option shall not exceed ten (10) years (five (5) years, in the case of a 10% Shareholder) after the date immediately preceding the date on which the Incentive Stock Option is granted.

        6.5    Method of Exercise. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company, or the Secretary’s designee, specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price (and applicable tax withholding) in cash, by certified check, bank draft, or money order payable to the order of the Company, or, if permitted by the Committee in its sole discretion, by delivery of shares of Common Stock satisfying such requirements as the Committee shall establish, or through such other mechanism as the Committee shall permit, in its sole discretion. Payment instruments shall be received by the Company subject to collection. The proceeds received by the Company upon exercise of any Stock Option may be used by the Company for general corporate purposes. Any portion of a Stock Option that is exercised may not be exercised again.

        6.6    Tandem Grants. If Non-Qualified Stock Options and Stock Appreciation Rights are granted in tandem, as designated in the relevant Award Agreements, the right of a Participant to exercise any such tandem Stock Option shall terminate to the extent that the shares of Common Stock subject to such Stock Option are used to calculate amounts or shares receivable upon the exercise of the related tandem Stock Appreciation Right.

    7.    Stock Appreciation Rights.

        7.1    Terms and Conditions. The grant of Stock Appreciation Rights under the Plan shall be subject to the terms and conditions set forth in this Section 7 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

        7.2    Stock Appreciation Rights. A Stock Appreciation Right is an Award granted with respect to a specified number of shares of Common Stock entitling a Participant to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised.

        7.3    Grant. A Stock Appreciation Right may be granted in addition to any other Award under the Plan or in tandem with or independent of a Non-Qualified Stock Option.

        7.4    Date of Exercisability. In respect of any Stock Appreciation Right granted under the Plan, unless otherwise (a) determined by the Committee (in its sole discretion) at any time and from time to time in respect of any such Stock Appreciation Right, or (b) provided in the Award Agreement, a Stock Appreciation Right may be exercised by a Participant, in accordance with and subject to all of the procedures established by the Committee, in whole or in part at any time and from time to time during its specified term. The Committee may also provide, as set forth in the relevant Award Agreement and without limitation, that some Stock Appreciation Rights shall be automatically exercised and settled on one or more fixed dates specified therein by the Committee.

        7.5    Form of Payment. Upon exercise of a Stock Appreciation Right, payment may be made in cash, in Restricted Shares or in shares of unrestricted Common Stock, or in any combination thereof, as the Committee, in its sole discretion, shall determine and provide in the relevant Award Agreement.

        7.6     Tandem Grant. The right of a Participant to exercise a tandem Stock Appreciation Right shall terminate to the extent such Participant exercises the Non-Qualified Stock Option to which such Stock Appreciation Right is related.

    8. Restricted Shares.

        8.1    Terms and Conditions. Grants of Restricted Shares shall be subject to the terms and conditions set forth in this Section 8 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement. Restricted Shares may be granted alone or in addition to any other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Shares to be granted to a Participant and the Committee may provide or impose different terms and conditions on any particular Restricted Share grant made to any Participant. With respect to each Participant receiving an Award of Restricted Shares, there shall be issued a stock certificate (or certificates) in respect of such Restricted Shares. Such stock certificate(s) shall be registered in the name of such Participant, shall be accompanied by a stock power duly executed by such Participant, and shall bear, among other required legends, the following legend:

        “The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including, without limitation, forfeiture events) contained in the Crown Electrokinetics Corp. 2024 Employee Incentive Plan and an Award Agreement entered into between the registered owner hereof and Crown Electrokinetics Corp. Copies of such Plan and Award Agreement are on file in the office of the Secretary of Crown Electrokinetics Corp. Crown Electrokinetics Corp. will furnish to the recordholder of the certificate, without charge and upon written request at its principal place of business, a copy of such Plan and Award Agreement. Crown Electrokinetics Corp. reserves the right to refuse to record the transfer of this certificate until all such restrictions are satisfied, all such terms are complied with and all such conditions are satisfied.”

Such stock certificate evidencing such shares shall, in the sole discretion of the Committee, be deposited with and held in custody by the Company until the restrictions thereon shall have lapsed and all of the terms and conditions applicable to such grant shall have been satisfied.

        8.2 Restricted Share Grants. A grant of Restricted Shares is an Award of shares of Common Stock granted to a Participant, subject to such restrictions, terms and conditions as the Committee deems appropriate, including, without limitation, (a) restrictions on the sale, assignment, transfer, hypothecation or other disposition of such shares, (b) the requirement that the Participant deposit such shares with the Company while such shares are subject to such restrictions, and (c) the requirement that such shares be forfeited upon termination of employment for specified reasons within a specified period of time or for other reasons (including, without limitation, the failure to achieve designated performance goals).

        8.3    Restriction Period. In accordance with Sections 8.1 and 8.2 of the Plan and unless otherwise determined by the Committee (in its sole discretion) at any time and from time to time, Restricted Shares shall only become unrestricted and vested in the Participant in accordance with such vesting schedule relating to such Restricted Shares, if any, as the Committee may establish in the relevant Award Agreement (the “Restriction Period”). During the Restriction Period, such stock shall be and remain unvested and a Participant may not sell, assign, transfer, pledge, encumber or otherwise dispose of or hypothecate such Award. Upon satisfaction of the vesting schedule and any other applicable restrictions, terms and conditions, the Participant shall be entitled to receive payment of the Restricted Shares or a portion thereof, as the case may be, as provided in Section 8.4 of the Plan.

        8.4    Payment of Restricted Share Grants. After the satisfaction and/or lapse of the restrictions, terms and conditions established by the Committee in respect of a grant of Restricted Shares, a new certificate, without the legend set forth in Section 8.1 of the Plan, for the number of shares of Common Stock which are no longer subject to such restrictions, terms and conditions shall, as soon as practicable thereafter, be delivered to the Participant, provided that the removal of such legend is permitted by applicable federal and state securities laws.

        8.5    Shareholder Rights. A Participant shall have, with respect to the shares of Common Stock underlying a grant of Restricted Shares, all of the rights of a shareholder of such stock (except as such rights are limited or restricted under the Plan or in the relevant Award Agreement). Any stock dividends paid in respect of unvested Restricted Shares shall be treated as additional Restricted Shares and shall be subject to the same restrictions and other terms and conditions that apply to the unvested Restricted Shares in respect of which such stock dividends are issued.

    9.    Restricted Share Units.

        9.1    Terms and Conditions. Grants of Restricted Share Units shall be subject to the terms and conditions set forth in this Section 9 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement. Restricted Share Units may be granted alone or in addition to any other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Share Units to be granted to a Participant and the Committee may provide or impose different terms and conditions on any particular Restricted Share grant made to any Participant.

        9.2    Restricted Share Unit Grants. The Committee will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will vest with respect to the applicable Participant. The Committee may set vesting criteria based upon the passage of time or the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Committee in its discretion.

        9.3    Settlement of Restricted Share Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive one share of Common Stock with respect to each vested Restricted Share Unit, at such time and under such conditions as set forth in the applicable Award Agreement. The Committee, in its sole discretion, may reduce or waive any vesting criteria that must be met for the settlement of a Restricted Share Unit.

        9.4    Form and Timing of Payment. Payment with respect to vested Restricted Share Units will be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee may only settle vested Restricted Share Units in shares of Common Stock.

    10.    Performance Units.

        10.1    Terms and Conditions. Performance Units shall be subject to the terms and conditions set forth in this Section 10 and any additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

        10.2    Performance Unit Grants. A Performance Unit is an Award of units (with each unit representing such monetary amount as is designated by the Committee in the Award Agreement) granted to a Participant, subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion thereof) in the event certain performance criteria or other conditions are not met within a designated period of time.

        10.3    Grants. Performance Units may be granted alone or in addition to any other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Performance Units to be granted to a Participant and the Committee may impose different terms and conditions on any particular Performance Units granted to any Participant.

        10.4    Performance Goals and Performance Periods. Participants receiving a grant of Performance Units shall only earn into and be entitled to payment in respect of such Awards if the Company and/or the Participant achieves certain performance goals (the “Performance Goals”) during and in respect of a designated performance period (the “Performance Period”). The Performance Goals and the Performance Period shall be established by the Committee, in its sole discretion. The Committee shall establish Performance Goals for each Performance Period prior to, or as soon as practicable after, the commencement of such Performance Period. The Committee shall also establish a schedule or schedules for Performance Units setting forth the portion of the Award which will be earned or forfeited based on the degree of achievement, or lack thereof, of the Performance Goals at the end of the relevant Performance Period. In setting Performance Goals, the Committee may use, but shall not be limited to, such measures as total shareholder return, return on equity, net earnings growth, sales or revenue growth, cash flow, comparisons to peer companies, individual or aggregate Participant performance or such other measure or measures of performance as the Committee, in its sole discretion, may deem appropriate. Such performance measures shall be defined as to their respective components and meaning by the Committee (in its sole discretion). During any Performance Period, the Committee shall have the authority to adjust the Performance Goals and/or the Performance Period in such manner as the Committee, in its sole discretion, deems appropriate at any time and from time to time.

        10.5    Payment of Units. With respect to each Performance Unit, the Participant shall, if the applicable Performance Goals have been achieved, or partially achieved, as determined by the Committee in its sole discretion, by the Company and/or the Participant during the relevant Performance Period, be entitled to receive payment in an amount equal to the designated value of each Performance Unit times the number of such units so earned. Payment in settlement of earned Performance Units shall be made as soon as practicable following the conclusion of the respective Performance Period in cash, in unrestricted Common Stock, or in Restricted Shares, or in any combination thereof, as the Committee, in its sole discretion, shall determine and provide in the relevant Award Agreement.

    11. Other Provisions.

        11.1    Performance-Based Awards. Performance Units, Restricted Shares, and other Awards subject to performance criteria shall be paid solely on account of the attainment of one or more pre-established performance goals. Until otherwise determined by the Committee, the performance goals shall be the attainment of pre-established levels of any of net income, market price per share, earnings per share, return on equity, return on capital employed and/or cash flow, regulatory approval of products, strategic alliances and joint ventures and patent issuances.

        11.2    Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).

    12. Dividend Equivalents. In addition to the provisions of Section 8.5 of the Plan, Awards of Restricted Share Units, Stock Options, and/or Stock Appreciation Rights, may, in the sole discretion of the Committee and if provided for in the relevant Award Agreement, earn dividend equivalents. In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant shall be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the shares of Common Stock covered by such Award had such covered shares been issued and outstanding on such dividend record date. The Committee shall establish such rules and procedures governing the crediting of such dividend equivalents, including, without limitation, the amount, timing, form of payment and payment contingencies and/or restrictions of such dividend equivalents, as it deems appropriate or necessary.

    13. Non-transferability of Awards. Unless otherwise provided in the Award Agreement, no Award under the Plan or any Award Agreement, and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged, or otherwise hypothecated or disposed of by a Participant or any beneficiary(ies) of any Participant, except by testamentary disposition by the Participant or the laws of intestate succession. No such interest shall be subject to execution, attachment or similar legal process, including, without limitation, seizure for the payment of the Participant’s debts, judgments, alimony, or separate maintenance. Unless otherwise provided in the Award Agreement, during the lifetime of a Participant, Stock Options and Stock Appreciation Rights are exercisable only by the Participant.

    14. Changes in Capitalization and Other Matters.

        14.1 No Corporate Action Restriction. The existence of the Plan, any Award Agreement and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company’s or any Subsidiary’s capital structure or its business, (b) any merger, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company’s or any Subsidiary’s capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the Company’s or any Subsidiary’s assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, beneficiary or any other person shall have any claim against any member of the Board or the Committee, the Company or any Subsidiary, or any employees, officers, shareholders or agents of the Company or any subsidiary, as a result of any such action.

        14.2 Recapitalization Adjustments. In the event that the Board determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other corporate transaction or event affects the Common Stock such that an adjustment is determined by the Board, in its sole discretion, to be necessary or appropriate in order to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Plan, the Board may, in such manner as it in good faith deems equitable, adjust any or all of (i) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the exercise price with respect to any Stock Option, or make provision for an immediate cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award.

        14.3 Mergers and Other Corporate Transactions. If the Company enters into or is involved in any merger, reorganization, recapitalization, sale of all or substantially all of the Company’s assets, liquidation, or business combination with any person or entity (such merger, reorganization, recapitalization, sale of all or substantially all of the Company’s assets, liquidation, or business combination to be referred to herein as a “Merger Event”), the Board may take such action as it deems appropriate, including, but not limited to, replacing such Stock Options with substitute stock options and/or stock appreciation rights in respect of the shares, other securities or other property of the surviving corporation or any affiliate of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Stock Options or Stock Appreciation Rights granted hereunder as of the date of the consummation of the Merger Event. Notwithstanding anything to the contrary in the Plan, if any Merger Event occurs, the Company shall have the right, but not the obligation, to cancel each Participant’s Stock Options and/or Stock Appreciation Rights and to pay to each affected Participant in connection with the cancellation of such Participant’s Stock Options and/or Stock Appreciation Rights, an amount (in cash, stock or a combination thereof) equal to the excess of the Fair Market Value, as determined by the Board, of the Common Stock underlying any unexercised Stock Options or Stock Appreciation Rights (whether then exercisable or not) over the aggregate exercise price of such unexercised Stock Options and/or Stock Appreciation Rights. In the case of any Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with any such Merger Event, the Company may cancel the Option or Stock Appreciation Right without the payment of consideration therefor, without the need for obtaining the consent of any such affected Participant.

            Upon receipt by any affected Participant of any such substitute stock options, stock appreciation rights (or payment) as a result of any such Merger Event, such Participant’s affected Stock Options and/or Stock Appreciation Rights for which such substitute options and/or stock appreciation rights (or payment) were received shall be thereupon cancelled without the need for obtaining the consent of any such affected Participant.

    15.    Amendment, Suspension and Termination.

        15.1    In General. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable to insure that any and all Awards conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Participants to benefit from any change in applicable laws or regulations, or in any other respect the Board may deem to be in the best interests of the Company or any Subsidiary. No such amendment, suspension or termination shall (x) materially adversely affect the rights of any Participant under any outstanding Stock Options, Stock Appreciation Rights, Performance Units, Restricted Share grants, or Restricted Share Unit grants, without the consent of such Participant, or (y) increase the number of shares available for Awards pursuant to Section 4.2 or change the performance criteria listed in Section 11.1, without shareholder approval; provided, however, that the Board may amend the Plan, without the consent of any Participants, in any way it deems appropriate to satisfy Code Section 409A and any regulations or other authority promulgated thereunder, including any amendment to the Plan to cause certain Awards not to be subject to Code Section 409A.

        15.2    Award Agreement Modifications. The Committee may (in its sole discretion) amend or modify at any time and from time to time the terms and provisions of any outstanding Stock Options, Stock Appreciation Rights, Performance Units, Restricted Shares, or Restricted Share Unit grants, in any manner to the extent that the Committee under the Plan or any Award Agreement could have initially determined the restrictions, terms and provisions of such Stock Options, Stock Appreciation Rights, Performance Units, Restricted Share, and/or Restricted Share Unit grants, including, without limitation, changing or accelerating (a) the date or dates as of which such Stock Options or Stock Appreciation Rights shall become exercisable, (b) the date or dates as of which such

Restricted Share or Restricted Share Unit grants shall become vested, or (c) the performance period or goals in respect of any Performance Units. No such amendment or modification shall, however, materially adversely affect the rights of any Participant under any such Award without the consent of such Participant; provided, however, that the Committee may amend an Award without the consent of the Participant, in any way it deems appropriate to satisfy Code Section 409A and any regulations or other authority promulgated thereunder, including any amendment to or modification of such Award to cause such Award not to be subject to Code Section 409A.

    16.    Miscellaneous.

        16.1    Tax Withholding. The Company shall have the right to deduct from any payment or settlement under the Plan, including, without limitation, the exercise of any Stock Option or Stock Appreciation Right, or the delivery, transfer or vesting of any Common Stock, Restricted Shares, or Restricted Share Units, any federal, state, local or other taxes of any kind which the Committee, in its sole discretion, deems necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation. Shares of Common Stock may be used to satisfy any such tax withholding. Such Common Stock shall be valued based on the Fair Market Value of such stock as of the date the tax withholding is required to be made, such date to be determined by the Committee. In addition, the Company shall have the right to require payment from a Participant to cover any applicable withholding or other employment taxes due upon any payment or settlement under the Plan.

        16.2    No Right to Employment. Neither the adoption of the Plan, the granting of any Award, nor the execution of any Award Agreement, shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company or any Subsidiary to terminate the employment of any employee at any time for any reason.

        16.3    Unfunded Plan. The Plan shall be unfunded and the Company shall not be required to segregate any assets in connection with any Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan or any Award Agreement shall be based solely upon the contractual obligations that may be created as a result of the Plan or any such award or agreement. No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any Subsidiary. Nothing contained in the Plan or any Award Agreement shall be construed as creating in respect of any Participant (or beneficiary thereof or any other person) any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company, any Subsidiary and/or any such Participant, any beneficiary thereof or any other person.

        16.4    Payments to a Trust. The Committee is authorized to cause to be established a trust agreement or several trust agreements or similar arrangements from which the Committee may make payments of amounts due or to become due to any Participants under the Plan.

        16.5    Other Company Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary unless expressly provided in such other plans or arrangements, or except where the Board expressly determines in writing that inclusion of an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual base salary or other cash compensation. Awards under the Plan may be made in addition to, in combination with, or as alternatives to, grants, awards or payments under any other plans or arrangements of the Company or its Subsidiaries. The existence of the Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation plans or programs and additional compensation arrangements as it deems necessary to attract, retain and motivate employees.

        16.6    Listing, Registration and Other Legal Compliance. No Awards or shares of the Common Stock shall be required to be issued or granted under the Plan unless legal counsel for the Company shall be satisfied that such issuance or grant will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Certificates for shares of the Restricted Shares and/or Common Stock delivered under the Plan may be subject to such stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. In addition, if, at any time specified herein (or in any Award Agreement or otherwise) for (a) the making of any Award, or the making of any determination, (b) the issuance or other distribution of Restricted Shares and/or Common Stock, or (c) the payment of amounts to or through a Participant with respect to any Award, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary or any Participant (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act.

        16.7     Award Agreements. Each Participant receiving an Award under the Plan shall enter into an Award Agreement with the Company in a form specified by the Committee. Each such Participant shall agree to the restrictions, terms and conditions of the Award set forth therein and in the Plan.

        16.8    Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the grant date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

        16.9    Designation of Beneficiary. Each Participant to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any option or to receive any payment which under the terms of the Plan and the relevant Award Agreement may become exercisable or payable on or after the Participant’s death. At any time, and from time to time, any such designation may be changed or cancelled by the Participant without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant’s estate. If the Participant designates more than one beneficiary, any payments under the Plan to such beneficiaries shall be made in equal shares unless the Participant has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Participant.

        16.10    Leaves of Absence/Transfers. The Committee shall have the power to promulgate rules and regulations and to make determinations, as it deems appropriate, under the Plan in respect of any leave of absence from the Company or any Subsidiary granted to a Participant. Without limiting the generality of the foregoing, the Committee may determine whether any such leave of absence shall be treated as if the Participant has terminated employment with the Company or any such Subsidiary. If a Participant transfers within the Company, or to or from any Subsidiary, such Participant shall not be deemed to have terminated employment as a result of such transfers.

        16.11    Code Section 409A. This Plan and all Awards hereunder are intended to comply with the requirements of Code Section 409A and any regulations or other authority promulgated thereunder. Notwithstanding any provision of the Plan or any Award Agreement to the contrary, the Board and the Committee reserve the right (without the consent of any Participant and without any obligation to do so or to indemnify any Participant or the beneficiaries of any Participant for any failure to do so) to amend this Plan and/or any Award Agreement as and when necessary or desirable to conform to or otherwise properly reflect any guidance issued under Code Section 409A after the date hereof without violating Code Section 409A. In the event that any payment or benefit made hereunder would constitute payments or benefits pursuant to a non-qualified deferred compensation plan within the meaning of Code Section 409A and, at the time of a Participant’s “separation from service”, such Participant is a “specified employee” within the meaning of Code Section 409A, then any such payments or benefits shall be delayed until the six-month anniversary of the date of such Participant’s “separation from service”. Each payment made under this Plan shall be designated as a “separate payment” within the meaning of Code Section 409A.

        16.12    Governing Law. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the principles of conflict of laws thereof. Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of the Plan.

        16.13    Effective Date. The Plan shall be effective upon its approval by the Board and adoption by the Company, subject to the approval of the Plan by the Company’s shareholders in accordance with Section 422 of the Code.

CROWN ELECTROKINETICS CORP.
1110 NE CIRCLE BLVD.
CORVALLIS, OR 97330

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V51814-P14242 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CROWN ELECTROKINETICS CORP.

The Board of Directors recommends you vote FOR the following:

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Douglas Croxall
02) Daniel Marcus
03) Dr. DJ Nag
04) Scott Hobbs
05) Joel Krutz

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and the Company's Annual Report on Form 10-K are available at www.proxyvote.com.

V51815-P14242

CROWN ELECTROKINETICS CORP.
Annual Meeting of Stockholders
June 14, 2024 at 10:00 AM EDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby authorize(s) Doug Croxall, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CROWN ELECTROKINETICS CORP. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EDT on June 14, 2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side